UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

Capital Income Builder

Twenty years of cultivating income

[photo – close up of green wheat field]

Annual report for the year ended October 31, 2007

Capital Income Builder® seeks to provide a growing dividend — with higher income distributions every quarter to the extent possible — together with a current yield exceeding that of U.S. stocks generally.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	5
Feature article
Twenty years of cultivating income	6
Summary investment portfolio	12
Financial statements	18
Board of directors and other officers	35
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2007 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	13.70%	15.09%	9.93%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.58%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2007, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.47% (3.45% without the fee waiver).

Results for other share classes can be found on page 34.

The return of principal for the bond holdings in Capital Income Builder is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

[photo – green wheat field]

Fellow shareholders:

Our report to you marks a special occasion for Capital Income Builder: the completion of twenty full fiscal years of the fund’s operations.

As the fund passed its 20-year mark, it continued to meet the unique, two-pronged investment objective we set for it in July 1987: to provide above-average income as well as dividend increases for shareholders. The fund also supplied a healthy increase in the value of your shares, as equity markets continued to answer robustly to economic growth around the world.

The fund’s 12-month dividend yield as of October 31, 2007, was 3.34%, as calculated by Lipper. That was nearly twice the 1.76% yield of the Standard & Poor’s 500 Composite Index, which is unmanaged and has no expenses. It also topped the 3.12% average yield of the 420 income funds tracked by Lipper.

Capital Income Builder’s total return of 20.9% outpaced both the 14.6% return of the S&P 500 and the 9.1% return of the Lipper Income Funds Average. Although it is not a primary goal of the fund to better the S&P 500 on a total return basis, we are nonetheless pleased that for this fiscal year as well as for longer, more meaningful periods of time, Capital Income Builder has compared favorably to its relevant benchmarks, as the table on page 1 highlights.

[Begin Sidebar]
Results at a glance
For periods ended October 31, 2007, with all distributions reinvested

	Total returns	Average annual total returns

				Lifetime
	1 year	5 years	10 years	(since 7/30/87)

Capital Income Builder (Class A shares)	20.93%	16.85%	11.13%	12.20%
Standard & Poor’s 500 Composite Index[1]	14.55	13.87	7.10	10.62
Lipper Income Funds Average[2]	9.07	9.99	5.82	9.90
Consumer Price Index (inflation)[3]	3.54	2.88	2.60	3.05

[1]	The S&P 500 is unmanaged and does not reflect the effect of sales charges, commissions or expenses.
[2]	Lipper averages do not reflect the effect of sales charges.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Growth of income

Once again, Capital Income Builder’s quarterly dividend increases grew steadily throughout the year, with per-share payments growing from 48.5 cents a share in September 2006, to 50.5 cents a share in September 2007. The fund also paid a capital gain distribution of $1.17 in December 2006, as well as a special dividend of 30 cents a share. As a result, the fiscal year-over-year increase of income amounted to a substantial 7.6% (adjusting for capital gain distributions).

The fund’s board of directors has authorized yet another special dividend distribution of 55 cents a share in December. As we explained when we similarly announced a special dividend at this time last year, we are choosing to pass along to our shareholders in a single payment at the end of the year the less consistent and, therefore, less regular portion of the fund’s dividends. Because of this unpredictability, we caution our shareholders that this past year’s growth of income is unlikely to continue, so we encourage you not to expect the same level of income in the future.

Our investment landscape

Global equity markets did well over the period, with almost every country index registering meaningful gains despite summer losses. In June and July, a pronounced correction occurred when rising loan defaults caused a reduction in the availability of consumer and commercial credit, and investors worried about how far and wide the damage would spread. While the markets rebounded — even exceeding their earlier levels — these credit issues continued to play out in the U.S.

U.S. markets rose during the 12 months on strong corporate profits, healthy corporate balance sheets and low unemployment. The markets were also helped when the Federal Reserve cut the federal funds rate in September and October — the first rate cuts since the Fed started raising rates in June 2004.

In contrast to the 14.6% total return of the S&P 500, the MSCI World Index ex USA, which measures 22 non-U.S. developed-market indexes, rose 26.9% for the year. (The indexes, which are unmanaged, do not reflect expenses.) The continued weakening of the U.S. dollar acted as a tailwind for the fund, which holds over 45% of its total net assets in non-U.S. companies throughout nearly 40 countries. When the dollar weakens, U.S. investors in non-U.S. companies benefit from currency translation, since investments in euros, yen and other currencies become worth more when converted into U.S. dollars.

[Begin Sidebar]
Capital Income Builder’s quarterly dividends compared with inflation (dividends as declared and adjusted for reinvested capital gains)

[begin bar chart]

		(cents per share)			(Index: December 1987=100)
Fiscal Quarters	Year	Dividend	Special dividend	Additional income earned on initial shares if capital gain distributions were reinvested	Inflation=Consumer Price Index (through September 2007)
4 August - October*	87	22.0		22.0
1 November - January	87	28.0		28.0	100.0
2 February - April	88	28.5		28.5	101.0
3 May - July	88	29.0		29.0	102.3
4 August - October	88	29.5		29.5	103.8
1 November - January	88	30.0		30.0	104.4
2 February - April	89	30.5		30.5	106.0
3 May - July	89	31.0		31.0	107.5
4 August - October	89	31.5		31.5	108.3
1 November - January	89	32.5		32.5	109.3
2 February - April	90	33.0		33.0	111.5
3 May - July	90	33.5		33.5	112.6
4 August - October	90	34.0		34.0	115.0
1 November - January	90	34.5		34.5	115.9
2 February - April	91	35.0		35.0	117.0
3 May - July	91	35.5		35.5	117.9
4 August - October	91	36.0		36.0	118.9
1 November - January	91	36.5		36.5	119.5
2 February - April	92	37.0		37.3	120.7
3 May - July	92	37.5		37.8	121.5
4 August - October	92	38.0		38.3	122.4
1 November - January	92	38.5		38.8	123.0
2 February - April	93	39.0		39.5	124.4
3 May - July	93	39.5		40.0	125.1
4 August - October	93	40.0		40.5	125.7
1 November - January	93	40.5		41.0	126.3
2 February - April	94	41.0		41.6	127.6
3 May - July	94	41.5		42.1	128.2
4 August - October	94	42.0		42.6	129.5
1 November - January	94	42.5		43.1	129.7
2 February - April	95	43.0		43.8	131.2
3 May - July	95	43.5		44.3	132.1
4 August - October	95	44.0		44.8	132.8
1 November - January	95	44.5		45.3	133.0
2 February - April	96	45.0		46.4	134.9
3 May - July	96	45.5		47.0	135.8
4 August - October	96	46.0		47.5	136.7
1 November - January	96	46.5		48.0	137.4
2 February - April	97	46.5		48.9	138.6
3 May - July	97	47.0		49.4	138.9
4 August - October	97	47.5		49.9	139.7
1 November - January	97	48.0		50.4	139.8
2 February - April	98	48.0		52.2	140.6
3 May - July	98	48.5		52.7	141.2
4 August - October	98	49.0		53.3	141.8
1 November - January	98	49.5		53.8	142.0
2 February - April	99	48.0		55.3	143.0
3 May - July	99	48.5		55.9	144.0
4 August - October	99	49.0		56.5	145.5
1 November - January	99	49.5		57.1	145.8
2 February - April	00	49.5		59.2	148.4
3 May - July	00	50.0		59.8	149.4
4 August - October	00	50.5		60.4	150.5
1 November - January	00	51.0		61.0	150.8
2 February - April	01	51.5		62.9	152.7
3 May - July	01	52.0		63.5	154.2
4 August - October	01	52.5		64.2	154.5
1 November - January	01	52.5		64.2	153.1
2 February - April	02	51.0		64.0	154.9
3 May - July	02	51.0		64.0	155.9
4 August - October	02	51.0		64.0	156.8
1 November - January	02	51.0		64.0	156.8
2 February - April	03	50.5		64.2	159.6
3 May - July	03	50.5		64.2	159.2
4 August - October	03	50.5		64.2	160.5
1 November - January	03	45.0		57.2	159.7
2 February - April	04	45.0		57.4	162.4
3 May - July	04	45.0		57.4	164.4
4 August - October	04	45.5		58.1	164.6
1 November - January	04	46.0		58.7	164.9
2 February - April	05	46.0		59.7	167.5
3 May - July	05	46.5		60.4	168.5
4 August - October	05	47.0		61.0	172.3
1 November - January	05	47.5	25.0	61.7	170.5
2 February - April	06	47.5		62.5	173.1
3 May - July	06	48.0		63.1	175.8
4 August - October	06	48.5		63.8	175.8
1 November - January	06	49.0	30.0	64.4	174.9
2 February - April	07	49.5		66.3	177.9
3 May - July	07	50.0		67.0	180.6
4 August - October	07	50.5		67.7	180.7
1 November - January	07	51.0	55.0	68.3

*Not a full quarter.

[end bar chart]
[End Sidebar]

The fund’s global profile continues to position it well to benefit from the growth of markets outside the U.S., not only for price appreciation but also for their yield advantage: The MSCI World Index ex USA yielded 2.52% as of October 31, a notable advantage over U.S. stocks.

Bond markets delivered positive total returns despite much-publicized turmoil earlier in the period. U.S. Treasuries rallied, and secured credits and corporate bonds rose, although the spreads
(or differentials) between their yields widened — reflecting higher risk premiums and the rising cost of credit.

Strong brick and mortar

When building a portfolio, Capital Income Builder’s investment professionals do the fundamental research necessary to evaluate a security’s individual merits, including its potential for current income, dividend growth or price appreciation, regardless of the ups and downs of the markets.

Stock selection helped us broadly. More than three quarters of the 275 companies held in the portfolio rose in price. All of the fund’s 10 largest holdings (see table on page 4) recorded double-digit price gains. For three holdings, it was déjà vu all over again: Like last year, they posted significant gains in price, as well as paying higher dividends. E.ON, a German multi-utility supplier and Capital Income Builder’s second-largest holding, recorded a price gain of 62.8%, a dividend growth rate of 21.8% and a 2.1% yield; Koninklijke KPN, the Dutch telecommunications operator and the fund’s fifth-largest holding, rose 41.3% in total return and 8.3% in dividend growth, while posting a 3.4% yield; and Veolia Environnement, a French service provider and the fund’s eighth-largest holding, appreciated 46.0% in share price, 23.5% in dividend growth and yielded 1.4%. Seven of the fund’s top 10 companies increased their dividends by more than 12% while providing solid yield.

The fund’s holdings in diversified telecommunications, electric utilities, metals and mining, and multi-utilities made meaningful contributions to returns for the period. Non-U.S. holdings, in particular those based in Hong Kong, Taiwan, Australia and Germany, also helped the fund. Capital Income Builder’s bond portfolio, which includes U.S. Treasuries, investment-grade corporate bonds and high-quality asset- and mortgage-backed securities, provided stable income and relative stability for the fund. Bonds represent 17.5% of the fund’s assets and provide an overall yield of 6.1%.

[Begin Sidebar]
[begin line chart]
A lifetime of current income (Capital Income Builder’s 12-month dividend rate versus its benchmarks — years ended October 31)

Date	Capital Income Builder	Lipper Income Funds Average	S&P 500
10/31/88	5.08	6.87	3.29
04/30/89	5.02	7.00	3.27
10/31/89	4.91	6.98	3.21
04/30/90	5.27	7.65	3.47
10/31/90	5.69	8.23	3.91
04/30/91	4.93	7.29	3.25
10/31/91	4.92	6.83	3.09
04/30/92	4.79	6.47	2.93
10/31/92	4.84	6.47	2.95
04/30/93	4.74	5.61	2.83
10/31/93	4.56	4.77	2.68
04/30/94	4.98	4.76	2.82
10/31/94	5.05	4.67	2.76
04/30/95	5.07	4.82	2.59
10/31/95	4.77	4.46	2.35
04/30/96	4.71	4.34	2.17
10/31/96	4.56	4.31	2.10
04/30/97	4.38	4.24	1.89
10/31/97	4.06	4.00	1.68
04/30/98	3.79	3.99	1.44
10/31/98	4.00	4.11	1.48
04/30/99	3.96	3.80	1.23
10/31/99	4.34	4.03	1.22
04/30/00	4.69	4.26	1.15
10/31/00	4.57	4.34	1.15
04/30/01	4.47	4.29	1.27
10/31/01	4.73	4.32	1.49
04/30/02	4.52	3.51	1.46
10/31/02	5.05	3.58	1.81
04/30/03	4.83	3.22	1.79
10/31/03	4.48	2.81	1.61
04/30/04	4.01	2.60	1.64
10/31/04	3.55	2.40	1.68
04/30/05	3.50	2.36	1.76
10/31/05	3.53	2.44	1.77
04/30/06	3.75	2.61	1.76
10/31/06	3.61	2.86	1.76
4/30/07	3.48	2.97	1.71
10/31/07	3.34	3.12	1.76

All numbers calculated by Lipper.
[end line chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings
(as of October 31, 2007)

	Percent	12-month	Current
	of net	dividend	gross
Company	assets	growth*	yield

AT&T	2.3%	6.8%	3.4%
E.ON	2.2	21.8	2.1
Verizon Communications	1.7	1.5	3.7
Sasol	1.2	26.8	2.7
Koninklijke KPN	1.2	8.3	3.4
General Electric	1.2	12.0	2.7
Banco Santander	1.1	24.7	3.2
Veolia Environnement	1.1	23.5	1.4
Royal Dutch Shell	1.1	12.4	2.8
Chevron	1.0	13.4	2.5

*Dividend growth rates and yields are calculated in local currency.

Where the fund’s assets are invested
(percent invested by country)

October 31, 2007
Equities
Europe	28.3%
United States	28.2
Asia/Pacific	12.5
Other	4.1
Total equities	73.1%
Bonds
United States	16.1
Other	1.4
Total bonds	17.5%
Short-term securities & other assets less liabilities	9.4%
Total	100.0%
[End Sidebar]

On the downside, lagging results from a handful of stocks among the fund’s equity holdings in computers and peripherals, diversified financial services, and thrifts and mortgage finance hurt results for the period.

Twenty years of a growth-and-income strategy

When Capital Income Builder started more than twenty years ago, it set out to provide shareholders with a rising stream of above-average current income. The objective was an ambitious one and unique in the mutual fund universe. Yet our unwavering focus on finding investment opportunities that satisfy our income objectives has helped us meet the challenge: Your quarterly dividend payment has grown by more than 80%, and dividend income, excluding special dividends, has increased in 78 of 79 quarters for shareholders who reinvested distributions (in 70 of 79 quarters for those who took dividends in cash). Over time, the discipline of steady dividend increases has led to attractive long-term returns as well.

Finally, we’re pleased to welcome to Capital Income Builder’s family the more than 1.1 million new shareholders who have joined in the past 12 months. We invite you to look back at the fund’s first twenty years in the article following this letter.

Cordially,

/s/James B. Lovelace
James B. Lovelace
Vice Chairman of the Board

/s/Joyce E. Gordon
Joyce E. Gordon
President

December 7, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown over the fund’s lifetime

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]

Year ended October 31	Capital Income Builder with dividends reinvested	Capital Income Builder excluding dividends	Standard & Poor's 500 Composite Index with dividends reinvested	Lipper Income Funds Average
7/30/1987	$9,425	$9,425	$10,000	$10,000
10/31/1987[4]	$8,990	$8,842	$7,995	$9,270
1988	$10,093	$9,429	$9,175	$10,582
1989	$11,782	$10,438	$11,592	$12,105
1990	$11,590	$9,738	$10,725	$11,283
1991	$14,973	$11,946	$14,309	$14,562
1992	$16,989	$12,925	$15,733	$16,347
1993	$19,973	$14,509	$18,079	$19,732
1994	$20,066	$13,824	$18,776	$19,306
1995	$23,478	$15,392	$23,735	$22,383
1996	$27,409	$17,077	$29,450	$25,622
1997	$33,748	$20,207	$38,904	$30,556
1998	$38,238	$21,932	$47,459	$33,336
1999	$39,199	$21,584	$59,638	$34,542
2000	$41,384	$21,776	$63,265	$36,828
2001	$44,438	$22,308	$47,519	$38,402
2002	$44,507	$21,313	$40,345	$37,328
2003	$52,484	$23,999	$48,732	$44,705
2004	$61,253	$26,992	$53,318	$49,906
2005	$66,822	$28,452	$57,965	$53,005
2006	$80,172	$32,841	$67,429	$60,480
2007	$96,940	$38,317	$77,241[2]	$67,721[3]

 [end mountain chart]

Year ended October 31	1987[4]	1988	1989	1990	1991	1992	1993	1994	1995
Total value

Dividends reinvested[5]	$92	494	556	633	708	792	880	974	1,079

Value at year-end[1,5]	$8,990	10,093	11,782	11,590	14,973	16,989	19,973	20,066	23,478

CIB total return	(10.1)%	12.3	16.7	(1.6)	29.3	13.5	17.6	0.5	17.0

Year ended October 31	1996	1997	1998	1999	2000	2001	2002	2003	2004
Total value

Dividends reinvested[5]	1,200	1,324	1,468	1,624	1,809	2,017	2,152	2,261	2,117

Value at year-end[1,5]	27,409	33,748	38,238	39,199	41,384	44,438	44,507	52,484	61,253

CIB total return	16.8	23.2	13.3	2.5	5.6	7.4	0.2	17.9	16.7

Year ended October 31	2005	2006	2007
Total value

Dividends reinvested[5]	2,288	2,805	3,134

Value at year-end[1,5]	66,822	80,172	96,940

CIB total return	9.1	20.0	20.9

Average annual total return for fund’s lifetime 11.87%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The S&P 500 is unmanaged and does not reflect the effect of sales charges, commissions or expenses.

[3]Calculated by Lipper with all distributions reinvested. The Lipper Income Funds Average (as shown) only includes funds that have been in existence since July 30, 1987. The average does not reflect the effect of sales charges.

[4]For the period July 30, 1987 (when the fund began operations), through October 31, 1987.

[5]The fund’s dividends are accrued daily but paid quarterly. Dividends reinvested reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2007)*

	1 year	5 years	10 years

Class A shares	13.98%	15.48%	10.48%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

Twenty years of cultivating income

[photo – wheat field behind corn stalks]

When Capital Income Builder was introduced in 1987, it distinguished itself by having a mandate that was both ambitious and unique for mutual funds: to provide a growing dividend — with higher income distributions every quarter to the extent possible — together with a current yield exceeding that of U.S. stocks generally.

Now, looking back on 20 years of operations, one might argue the fund’s track record is what distinguishes it from the many investment opportunities available to today’s investors.

Going against the grain early on

“We conceived of the fund as a way to allow individuals to participate in the institutional approach of investing,” explains Jon Lovelace, the fund’s founding chairman emeritus and a retired portfolio counselor. “Just like nonprofit organizations that rely on endowments, many people need the value of their assets to increase even as they are drawing on the income those assets produce.”

Twenty years ago it was somewhat atypical to use investment income to meet growing expenses. In the mid-1980s, institutional managers generally believed that dividend income was unnecessary and that a better way to manage endowments was simply to realize capital gains each year. “In contrast, we believed that, given the volatility of stock prices, steadily rising dividends could be a much more reliable income source than capital growth, while keeping principal intact,” adds Jon.

Lo and behold, Capital Income Builder’s “unique” approach would be tested within mere months of its July 1987 inception, as it cautiously navigated through the extraordinary stock market crash from August through December of that year. In that short period of time, equities lost a third of their value, falling about 20% in October alone. Capital Income Builder declined as well, though not nearly as much: While the S&P 500 did not rally to its pre-crash high until mid-1989, by January 1989 the fund had not only recovered to its pre-crash net asset value, but it had also increased its quarterly dividend more than 7% from the first full calendar quarter.

Many investors underestimate the role rising income can play in helping them meet their financial goals, and keeping principal intact is a crucial aspect of that. Dividend-paying companies are typically large and conservative, with relatively predictable earnings, so they tend to fare better than their weaker competitors during difficult periods. One of the goals of the fund is to provide downside protection. While it’s not unusual for Capital Income Builder to lag the broader market when stock prices are rising sharply, during every major market decline over its lifetime the fund has held its ground. “This is one of the hallmarks of dividends: providing a return even when markets are not favorable,” explains Jim Lovelace, the fund’s current vice chairman and a portfolio counselor. “In uncertain times, this yield support can be helpful.”

[Begin Sidebar]
[begin bar chart]

Anatomy of a market bubble

Capital Income Builder lagged behind in the late 1990s, as dividends fell out of favor...		...but held up very well as broader markets plunged...		...providing a positive return over the entire cycle.

Market low-to-high (8/31/98–3/24/00)		Market high-to-low (3/24/00–10/09/02)		Market low-to-low (8/31/98–10/09/02)

S&P 500	Capital Income Builder	S&P 500	Capital Income Builder	S&P 500	Capital Income Builder
62.7%	8.3%	–47.4%	9.8%	–14.3%	18.9%

[end bar chart]
[End Sidebar]

[photo – green wheat field]

A weak harvest for dividends

Throughout the early 1990s, Capital Income Builder continued to generate solid returns, regular dividend increases and growing net assets. During the brief bear market hastened by Iraq’s invasion of Kuwait in late 1990, the fund not only held up well, but also created opportunity by beefing up investments in companies that would eventually benefit from the recovery in subsequent years — particularly energy companies and banks.

Who could have forecast the “irrational exuberance” yet to come. The mid-1990s brought the first stirrings of the stock market bubble that would become known as the Internet bubble because of the fever with which investors bid up stocks of technology and other “new economy” companies. In the process, they abandoned dividends and the companies that traditionally paid them, creating a shift that intensified through the latter half of the decade: From March 1999 to March 2000, the final year of the bubble, stocks with no dividends rose over 58% in price, while those paying above a 3% yield actually declined more than 7%. As the dynamics of the market changed to one of ballooning stock prices and declining dividends, stock yields overall fell to a dismal 1.1% at the market peak.

[photo – close up of green wheat field]

[Begin Pull Quote]
“This is one of the hallmarks of dividends: providing a return even when markets are not favorable.”
— Jim Lovelace
[End Pull Quote]

Understandably, this was a trying time for the fund. “The late 1990s was, without question, the most challenging market environment Capital Income Builder has encountered,” reflects Jim. “With momentum investing at the forefront, anything paying a dividend was perceived as a liability. Although we stuck to our principles as we always do, our income approach was decidedly out of step with the mindset of many.”

Cultivated discipline

For the investment professionals associated with Capital Income Builder, sticking to their principles is what anchors them through continual shifts in market sentiment, particularly the more challenging ones such as the decline of dividends in the late 1990s. Building a diversified portfolio and maintaining a rigorous approach to research are two ways in which they achieve this.

In order to satisfy its dual objectives of above-average and rising income, Capital Income Builder has always invested in a balance of securities which, in combination, has helped the fund meet its goals. These range from stocks with average yields but above-average dividend growth potential, to those with high current income but less potential for future income growth. Identifying opportunities that collectively offer both high current yield and dividend growth calls for an intensive global effort involving numerous investment analysts worldwide.

Joyce Gordon, president of the fund as well as one of its portfolio counselors, explains, “When searching for opportunities for a fund like Capital Income Builder, the role of fundamental research takes on a broad dimension. There are relatively few individual securities that provide both a high current yield and grow their dividends, so our challenge is to blend companies that, as a whole, meet both criteria. That not only requires that we know our companies very well, but also that we work together in an integrated, collaborative effort to expand the context of our investment recommendations.”

Through the years, a number of industries have provided fertile ground for dividends. Banks have traditionally been a good place to find yield because of their strategy of rewarding investors with rising dividend income. Electric utilities, oil and gas companies and real estate investment trusts have also been historically well represented in the fund’s portfolio. Investments outside the United States have likewise been crucial. Initially, these were concentrated in the United Kingdom and Hong Kong. Today, companies based outside the United States represent nearly 40 countries and account for more than 45% of assets.

[Begin Sidebar]
[begin bar chart]
A lifetime of resilience

Capital Income Builder versus the S&P 500 during market declines

(8/25–12/04/87)		(7/16–10/11/90)		(7/17–8/31/98)		(3/24/00–10/09/02)
S&P 500	Capital Income Builder	S&P 500	Capital Income Builder	S&P 500	Capital Income Builder	S&P 500	Capital Income Builder
–32.8%	–9.8%	–19.2%	–8.2%	–19.1%	–10.6%	–47.4%	9.8%

Periods reflect S&P price declines of 15% or greater; returns include reinvestment of all distributions.

[end bar chart]
[End Sidebar]

An important addition to Capital Income Builder’s diversified portfolio is its bond component. The stability of the fund’s bond holdings provides our equity analysts and managers greater flexibility in their ongoing search for growing dividends. Explains Mark Macdonald, one of the fund’s portfolio counselors dedicated to bond investing, “By nature, the bond component is defensive, and we manage bonds in the fund to provide stability and a high level of income. It’s also important to note that we don’t want to curtail the fund’s potential for capital appreciation, which is driven by stocks. This approach allows the investment professionals who are managing the equity portions of the fund to look for growth opportunities.”

[photo – green wheat field]

Dividends blossom again

In the aftermath of the stock market downfall of 2000 to 2002, the investment environment changed profoundly, creating the conditions that harkened the return of dividends. Growth-and-income portfolios such as Capital Income Builder fared well during the decline, signaling to more investors — and more companies — that dividends were a nice thing to have after all.

From the market high on March 24, 2000, to its low on October 9, 2002, the unmanaged S&P 500 lost 47.4% of its value while Capital Income Builder gained 9.8%. Over the full market cycle from August 1998 to October 2002, the fund rose 18.9% while the S&P 500 fell 14.3%.

[photo – close up of green wheat field]

[Begin Pull Quote]
“Many types of investments can produce income, but few can produce the rising income most of us need to offset the rising cost of living.”
— from Capital Income Builder’s first annual report
[End Pull Quote]

Washington helped, too. In 2003, Congress passed the Jobs & Growth Tax Relief Reconciliation Act, which lowered the maximum tax rate for long-term capital gains and qualified dividends to 15%. Prior to that, dividends were taxed as ordinary income at rates as high as 38.6%. With a more level playing field between the taxation of dividends and capital gains, companies can more clearly decide what allocation of capital is best for shareholders over the long-term, rather than what is more “tax efficient.”

Joyce summarizes, “Focusing on share price can be a disappointing experience. I believe that rising income and capital appreciation often go hand in hand. Companies that produce a consistently growing stream of dividend payments generally do so by achieving significant improvements in earnings. Over time, that combination of dividend increases and enhanced earnings can lead to gains in stock price.”

Just as relevant twenty years on

Of course, with dividends back in favor and many companies returning even more of their profits to shareholders, it would appear that the fund’s agenda is as auspicious as ever.

In the fund’s first annual report, we wrote, “Many types of investments can produce income, but few can produce the rising income most of us need to offset the rising cost of living.”

Joyce adds the following perspective: “In a way, I think Capital Income Builder’s income mandate grows more relevant with each passing year because our challenges continue to grow. Most of us need income for a variety of reasons. We’re living longer, so our money must last longer. Health care costs continue to rise, and our years in retirement could match our working years.”

After 20 years of significant changes in global markets — and the inevitability of many more to come — Capital Income Builder’s investment professionals are unwavering in their commitment to above-average and rising income, despite market conditions that have at times been forbidding for dividend investors. If that focus has occasionally made the fund unfashionable, it has also proved quite rewarding for long-term shareholders — providing a prudent gain in market upswings and reassuring buoyancy when stock prices have taken a fall.

Summary investment portfolio, October 31, 2007

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification (percent of net assets)

Financials	16.67%
Utilities	10.09
Telecommunication Services	9.79
Energy	6.30
Consumer Discretionary	5.07
Convertible securities & preferred stocks	0.72
Bonds & notes	17.48
Other industries	24.49
Short-term securities & other assets less liabilities	9.39

[end pie chart]

Country diversification (percent of net assets)

United States	44.3%
Euro zone*	19.9
United Kingdom	5.2
Australia	3.5
Taiwan	2.7
Hong Kong	2.3
Canada	2.0
Switzerland	1.5
Singapore	1.5
South Africa	1.4
Norway	1.3
Other countries	5.0
Short-term securities & other assets less liabilities	9.4
Total	100.0%

(*)Countries using the euro as a common currency; those represented in the fund's portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Portugal, the Netherlands, and Spain.

	Shares	Market	Percent
		value	of net
Common stocks - 72.41%		(000)	assets

Financials - 16.67%
Banco Santander, SA (1)	53,312,614	$1,163,493	1.02%
HSBC Holdings PLC (Hong Kong) (1)	27,710,097	546,736
HSBC Holdings PLC (United Kingdom) (1)	26,358,402	521,917.94
Bank of America Corp.	18,127,340	875,188.77
Fannie Mae	14,900,000	849,896.75
Freddie Mac	13,044,500	681,314.60
Citigroup Inc.	15,960,000	668,724.59
Société Générale (1)	3,403,246	572,804.51
Banco Itaú Holding Financeira SA, preferred nominative	19,212,500	546,904.48
Wachovia Corp.	11,175,000	511,033.45
Hang Seng Bank Ltd. (1)	24,296,400	503,639.44
Other securities		11,505,303	10.12
		18,946,951	16.67

Utilities - 10.09%
E.ON AG (1)	12,776,000	2,494,171	2.19
Veolia Environnement (1)	14,114,362	1,261,203	1.11
Exelon Corp.	13,827,600	1,144,649	1.01
RWE AG (1)	8,215,000	1,121,877.99
Electricité de France SA (1)	5,381,000	646,242.57
SUEZ SA (1)	8,381,600	546,089.48
Other securities		4,250,928	3.74
		11,465,159	10.09

Telecommunication services - 9.79%
AT&T Inc.	63,814,027	2,666,788	2.35
Verizon Communications Inc.	41,205,500	1,898,337	1.67
Koninklijke KPN NV (1)	69,556,900	1,313,013	1.16
France Télécom SA (1)	24,434,018	902,373.79
Telefónica, SA (1)	24,615,000	813,746.72
Telenor ASA (1) (2)	24,575,000	578,178.51
Other securities		2,958,264	2.59
		11,130,699	9.79

Energy - 6.30%
Sasol Ltd. (1)	25,536,931	1,324,335	1.17
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	597,518
Royal Dutch Shell PLC, Class B (1)	6,997,187	304,906
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	162,829
Royal Dutch Shell PLC, Class A (1)	3,055,000	133,526	1.05
Chevron Corp.	13,010,000	1,190,545	1.05
Husky Energy Inc.	16,130,000	751,857.66
ENI SpA (1)	19,929,000	727,154.64
ConocoPhillips	6,969,000	592,086.52
Other securities		1,375,652	1.21
		7,160,408	6.30

Consumer discretionary - 5.07%
Daimler AG (1)	7,197,887	794,588.70
Renault SA (1)	4,583,000	771,832.68
OPAP (Greek Organization of Football Prognostics) SA (1)	12,807,040	522,799.46
Other securities		3,672,400	3.23
		5,761,619	5.07

Industrials - 4.98%
General Electric Co.	31,795,000	1,308,682	1.15
Siemens AG (1)	3,880,000	527,830.47
Other securities		3,819,497	3.36
		5,656,009	4.98

Consumer staples - 4.97%
Altria Group, Inc.	11,820,000	862,033.76
PepsiCo, Inc.	8,795,000	648,367.57
Diageo PLC (1)	27,508,000	630,271.55
Nestlé SA (1)	1,150,000	531,274.47
Other securities		2,974,186	2.62
		5,646,131	4.97

Materials - 4.28%
Bayer AG, non-registered shares (1)	8,512,000	711,577.63
China Steel Corp. (1)	455,549,548	650,191.57
ArcelorMittal (1)	7,730,000	624,451.55
Other securities		2,875,599	2.53
		4,861,818	4.28

Health care - 3.69%
Merck & Co., Inc.	17,889,600	1,042,248.92
Roche Holding AG (1)	3,676,000	628,004.55
Bristol-Myers Squibb Co.	19,950,000	598,300.53
Pfizer Inc	23,905,000	588,302.52
Other securities		1,343,821	1.17
		4,200,675	3.69

Information technology - 1.75%
Microsoft Corp.	16,615,000	611,598.54
Other securities		1,381,276	1.21
		1,992,874	1.75

Miscellaneous - 4.82%
Other common stocks in initial period of acquisition		5,479,042	4.82

Total common stocks (cost: $57,828,229,000)		82,301,385	72.41

Preferred stocks - 0.39%

Financials - 0.33%
Banco Santander Central Hispano, SA 6.50% (3)	4,416,000	104,052.09
BAC Capital Trust XIII 6.094% (4)	51,170,000	47,130.04
Freddie Mac 5.57%	1,760,000	40,315.04
Fannie Mae, Series E, 5.10%	550,000	22,688
Fannie Mae, Series L, 5.125%	273,350	11,303.03
Other securities		147,641.13
		373,129.33

Industrials - 0.00%
General Electric Co. 4.50% PINES 2035	1,905,000	1,746.00

Other - 0.01%
Other securities		12,301.01

Miscellaneous - 0.05%
Other preferred stocks in initial period of acquisition		60,450.05

Total preferred stocks (cost: $468,864,000)		447,626.39

Convertible securities - 0.33%

Financials - 0.08%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	965	95,294.08

Other - 0.25%
Other securities		284,527.25

Total convertible securities (cost: $330,394,000)		379,821.33

	Principal
	amount
Bonds & notes - 17.48%	(000)

Mortgage-backed obligations (5) - 6.83%
Fannie Mae 0%-11.00% 2012-2047 (1) (4)	$2,276,162	2,275,200	2.00
Freddie Mac 0%-7.50% 2015-2037 (4)	671,464	652,323.57
Other securities		4,835,277	4.26
		7,762,800	6.83

Financials - 3.11%
Bank of America Corp. 4.25%-7.125% 2010-2012	61,075	61,321
MBNA Corp. 5.625% 2007	10,000	10,006
BankAmerica Corp. 5.875% 2009	7,500	7,553
MBNA America Bank, National Assn. 5.375% 2008	7,500	7,507.08
Household Finance Corp. 4.125%-6.40% 2008	56,000	56,280
HSBC Holdings PLC 6.50% 2037	15,000	14,910.06
Citigroup Inc. 4.125%-5.50% 2008-2012 (4)	48,350	48,388.04
Santander Issuances, SA Unipersonal 5.805%-5.948% 2016 (4) (6)	20,300	20,403
Abbey National PLC 6.70% (undated) (1) (4)	6,000	5,925
Santander Perpetual, SA Unipersonal 6.671% (undated) (4) (6)	2,500	2,494.03
Other securities		3,299,420	2.90
		3,534,207	3.11

U.S. government & government agency bonds & notes - 1.54%
Fannie Mae 5.25%-7.125% 2007-2012	345,000	359,180.31
Freddie Mac 4.875%-7.00% 2008-2011	330,000	339,792.30
Federal Home Loan Bank 5.625% 2016	74,375	76,820.07
Other securities		975,927.86
		1,751,719	1.54

Telecommunication services - 0.54%
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,153
SBC Communications Inc. 4.125%-6.25% 2009-2014	59,250	60,604
AT&T Corp 8.00% 2031 (4)	20,000	24,897.15
Verizon Global Funding Corp. 7.25%-7.375% 2010-2012	27,000	29,296
Verizon Communications Inc. 5.50% 2017	20,000	20,037.04
Koninklijke KPN NV 8.00%-8.375% 2010-2030	15,930	18,139.02
Other securities		370,592.33
		606,718.54

Utilities - 0.39%
Exelon Generation Co., LLC 6.95% 2011	21,600	22,693
Commonwealth Edison Co., First Mortgage Bonds, 3.70%-5.95% 2008-2016	21,750	21,848
Exelon Corp. 4.45%-6.75% 2010-2015	22,000	21,535.06
Other securities		377,861.33
		443,937.39

Other - 5.07%
Other securities		5,762,976	5.07

Total bonds & notes (cost: $19,964,667,000)		19,862,357	17.48

Short-term securities - 9.61%

Federal Home Loan Bank 4.285%-5.13% due 11/2/2007-3/14/2008 (7)	2,430,060	2,406,989	2.12
Freddie Mac 4.26%-5.135% due 11/5/2007-4/11/2008	1,015,983	1,009,227.89
Edison Asset Securitization LLC 4.80%-5.85% due 11/8/2007-2/7/2008 (6)	200,000	198,686
General Electric Capital Corp. 4.77%-5.23% due 11/7/2007-2/19/2008	200,000	198,069
General Electric Co. 5.23% due 12/13/2007	70,000	69,580
General Electric Capital Services, Inc. 4.82% due 2/26/2008	50,000	49,215.45
Procter & Gamble International Funding S.C.A. 4.50%-5.22% due 11/30/2007-2/28/2008 (6)	509,359	505,033.44
Wal-Mart Stores Inc. 4.72%-5.21% due 11/5/2007-1/23/2008 (6)	498,563	495,261.44
Bank of America Corp. 4.88%-5.49% due 12/3/2007-2/25/2008	383,950	379,625
Ranger Funding Co. LLC 5.12%-6.15% due 11/14-12/12/2007 (6)	115,081	114,615.43
CAFCO, LLC 4.77%-5.30% due 12/19/2007-1/29/2008 (6)	381,400	377,272
Citigroup Funding Inc. 4.70% due 2/5/2008	50,000	49,356.38
Fannie Mae 4.74%-4.98% due 11/6/2007-1/11/2008	160,128	159,521.14
HSBC Finance Corp. 4.75%-4.90% due 11/8/2007-1/24/2008	120,700	119,977.11
Other securities		4,791,750	4.21

Total short-term securities (cost: $10,923,200,000)		10,924,176	9.61

Total investment securities (cost: $89,515,354,000)		113,915,365	100.22
Other assets less liabilities		(250,492)	(.22)

Net assets		$113,664,873	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended October 31, 2007, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend and interest income (000)	Market value of affiliates at 10/31/07 (000)
UST Inc.	8,178,000	-	-	8,178,000	$19,382	$436,051
Macquarie Infrastructure Group (1)	139,581,612	2,986,409	-	142,568,021	23,935	423,012
Macquarie Airports (1)	107,363,105	-	4,841,824	102,521,281	22,815	420,878
SBM Offshore NV (1)	8,335,188	-	-	8,335,188	5,457	320,985
iStar Financial, Inc.	7,065,500	1,142,050	-	8,207,550	22,280	250,412
iStar Financial, Inc. 5.375% 2010	$25,675,000	-	-	$25,675,000	1,394	24,769
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	-	-	$10,000,000	500	9,356
iStar Financial, Inc., Series F, 7.80% cumulative redeemable	400,000	-	-	400,000	780	9,028
iStar Financial, Inc. 5.80% 2011	$7,600,000	-	-	$7,600,000	442	7,352
iStar Financial, Inc., Series B, 4.875% 2009	$2,000,000	-	-	$2,000,000	100	1,959
Macquarie Communications Infrastructure Group (1)	25,667,933	929,035	-	26,596,968	8,431	144,112
Macquarie Communications Infrastructure Group (1) (2) (6)	-	4,332,067	-	4,332,067	-	23,473
SP AusNet (1)	107,253,698	28,300,127	-	135,553,825	9,489	164,852
RPM International, Inc.	3,325,000	3,575,000	-	6,900,000	3,857	147,867
Singapore Post Private Ltd. (1)	95,685,000	11,340,000	-	107,025,000	3,906	90,707
Fisher & Paykel Healthcare Corp. Ltd. (1)	33,211,000	10,000	-	33,221,000	2,974	83,042
Compass Minerals International, Inc.	1,550,000	540,758	-	2,090,758	2,307	77,170
VastNed Retail NV (1) (8)	632,606	212,500	-	845,106	2,971	72,647
Macquarie International Infrastructure Fund Ltd. (1)	83,170,000	-	-	83,170,000	4,446	62,831
PaperlinX Ltd. (1)	22,547,000	-	-	22,547,000	1,988	58,413
Fortune Real Estate Investment Trust (1)	52,262,500	146,000	-	52,408,500	2,308	39,624
Allco Commercial REIT (1)	32,100,000	12,840,001	-	44,940,001	1,161	31,780
Cambridge Industrial Trust (1) (8)	30,916,000	21,059,000	-	51,975,000	1,407	26,374
Oakton Ltd. (1) (8)	583,276	4,034,684	-	4,617,960	642	25,593
TICON Industrial Connection PCL (1)	-	41,951,000	-	41,951,000	1,296	25,399
Fong's Industries Co. Ltd. (1)	36,590,000	-	-	36,590,000	1,268	23,646
CitySpring Infrastructure Trust (1)	-	29,250,000	-	29,250,000	438	20,351
Ascendas Real Estate Investment Trust (1) (9)	72,142,600	-	19,559,825	52,582,775	4,776	-
CapitaCommercial Trust Management Ltd. (1) (9)	77,882,700	-	15,463,600	62,419,100	2,686	-
CapitaMall Trust Management Ltd., units (1) (9)	100,628,470	-	29,345,590	71,282,880	5,651	-
GS Engineering & Construction (9)	2,550,000	-	2,550,000	-	3,548	-
Prosperity REIT (9)	81,325,000	-	81,325,000	-	650	-
Ruby Tuesday, Inc. (8) (9)	2,360,000	640,000	1,142,671	1,857,329	1,465	-
Suntec Real Estate Investment Trust (9)	92,244,000	-	92,244,000	-	2,121	-
Sydney Roads Group (9)	60,682,071	-	60,682,071	-	1,689	-
Taiwan Fertilizer Co., Ltd. (9)	63,700,000	-	63,700,000	-	-	-
					$168,560	$3,021,683

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $48,225,006,000.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/11-4/3/2007 with a cost of $110,476,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $127,525,000, which represented .11% of the net assets of the fund.

(4) Coupon rate may change periodically.
(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.  The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $7,096,053,000, which represented 6.24% of the net assets of the fund.

(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(8) This security was in its initial period of acquisition at 10/31/2006 and was not publicly disclosed.
(9) Unaffiliated issuer at 10/31/2007.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $87,340,366)		$110,893,682
Affiliated issuers (cost: $2,174,988)		3,021,683	$113,915,365
Receivables for:
Sales of investments		189,942
Sales of fund's shares		278,867
Dividends and interest		333,626	802,435
			114,717,800
Liabilities:
Payables for:
Purchases of investments		505,549
Repurchases of fund's shares		85,316
Dividends on fund's shares		356,146
Bank overdraft		12,733
Investment advisory services		25,713
Services provided by affiliates		55,090
Directors' deferred compensation		1,516
Other		10,864	1,052,927
Net assets at October 31, 2007			$113,664,873

Net assets consist of:
Capital paid in on shares of capital stock			$84,923,682
Undistributed net investment income			1,004,770
Undistributed net realized gain			3,342,199
Net unrealized appreciation			24,394,222
Net assets at October 31, 2007			$113,664,873

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,657,413 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$83,524,387	1,217,917	$68.58
Class B	5,922,790	86,364	68.58
Class C	13,405,982	195,480	68.58
Class F	6,019,998	87,781	68.58
Class 529-A	1,273,530	18,570	68.58
Class 529-B	178,433	2,602	68.58
Class 529-C	498,779	7,273	68.58
Class 529-E	63,239	922	68.58
Class 529-F	32,892	480	68.58
Class R-1	132,912	1,938	68.58
Class R-2	646,740	9,430	68.58
Class R-3	816,831	11,911	68.58
Class R-4	269,552	3,931	68.58
Class R-5	878,808	12,814	68.58
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $72.76 each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2007		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S.
taxes of $166,525; also includes
$166,124 from affiliates)		$2,777,734
Interest (includes $2,436 from affiliates)		1,515,910	$4,293,644

Fees and expenses(*):
Investment advisory services		235,205
Distribution services		354,884
Transfer agent services		51,291
Administrative services		24,849
Reports to shareholders		1,977
Registration statement and prospectus		4,787
Postage, stationery and supplies		4,847
Directors' compensation		804
Auditing and legal		246
Custodian		10,427
State and local taxes		562
Other		243
Total fees and expenses before reimbursements/waivers		690,122
Less reimbursements/waivers of fees and expenses:
Investment advisory services		23,521
Administrative services		122
Total fees and expenses after reimbursements/waivers			666,479
Net investment income			3,627,165

Net realized gain and unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $358,415 net gain from affiliates)		4,216,769
Non-U.S. currency transactions		(4,899)	4,211,870
Net unrealized appreciation on:
Investments		10,208,947
Non-U.S. currency translations		1,630	10,210,577
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency			14,422,447
Net increase in net assets resulting
from operations			$18,049,612

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended	Year ended
		October 31,	October 31,
		2007	2006
Operations:
Net investment income		$3,627,165	$2,384,662
Net realized gain on investments and
non-U.S. currency transactions		4,211,870	1,604,574
Net unrealized appreciation
on investments and non-U.S. currency translations		10,210,577	7,905,680
Net increase in net assets
resulting from operations		18,049,612	11,894,916

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income and non-U.S. currency gain		(3,246,425)	(2,412,497)
Distributions from net realized gain
on investments		(1,558,658)	(740,369)
Total dividends and distributions paid or accrued
to shareholders		(4,805,083)	(3,152,866)

Net capital share transactions		22,712,221	13,615,480

Total increase in net assets		35,956,750	22,357,530

Net assets:
Beginning of year		77,708,123	55,350,593
End of year (including
undistributed net investment income: $1,004,770 and $436,907, respectively)		$113,664,873	$77,708,123

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend-with higher income distributions every quarter to the extent possible-together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders–Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation– Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk – The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2007, there were no non-U.S. taxes paid on realized gains. As of October 31, 2007, non-U.S. taxes provided on unrealized gains were $7,302,000.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended October 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003, by state tax authorities for tax years before 2002 and by non-U.S. tax authorities for tax years before 2006.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; unrealized appreciation of certain investments in non-U.S. securities; and amortization of premiums or discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2007, the fund reclassified $187,528,000 from undistributed net realized gain to undistributed net investment income; and reclassified $405,000 from undistributed net investment income and $200,813,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,994,213
Undistributed long-term capital gain	3,356,665
Gross unrealized appreciation on investment securities	25,337,691
Gross unrealized depreciation on investment securities	(1,585,701)
Net unrealized appreciation on investment securities	23,751,990
Cost of investment securities	90,163,375

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2007			Year ended October 31, 2006
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$2,517,806	$1,167,689	$3,685,495	$1,907,778	$565,399	$2,473,177
Class B	145,067	87,766	232,833	118,215	44,775	162,990
Class C	299,015	174,576	473,591	211,780	78,754	290,534
Class F	164,956	72,083	237,039	99,428	28,534	127,962
Class 529-A	35,069	15,615	50,684	22,604	6,326	28,930
Class 529-B	4,019	2,460	6,479	2,995	1,128	4,123
Class 529-C	10,686	6,251	16,937	7,190	2,616	9,806
Class 529-E	1,638	810	2,448	1,123	343	1,466
Class 529-F	785	283	1,068	386	93	479
Class R-1	2,678	1,466	4,144	1,459	493	1,952
Class R-2	14,009	8,069	22,078	9,250	3,281	12,531
Class R-3	19,728	9,453	29,181	11,998	3,731	15,729
Class R-4	6,499	2,544	9,043	3,357	966	4,323
Class R-5	24,470	9,593	34,063	14,934	3,930	18,864
Total	$3,246,425	$1,558,658	$4,805,083	$2,412,497	$740,369	$3,152,866

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors,SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.112% on such assets in excess of $89 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $100,000,000 of the fund's monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2007, total investment advisory services fees waived by CRMC were $23,521,000. As a result, the fee shown on the accompanying financial statements of $235,205,000, which was equivalent to an annualized rate of 0.248%, was reduced to $211,684,000, or 0.223% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2007, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2007, the total administrative services fees paid by CRMC were $122,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$166,127	$47,559	Not applicable	Not applicable	Not applicable
Class B	51,461	3,732	Not applicable	Not applicable	Not applicable
Class C	109,236	Included in administrative services	$11,817	$1,218	Not applicable
Class F	11,781		3,773	456	Not applicable
Class 529-A	2,015		733	86	$1,010
Class 529-B	1,495		109	28	150
Class 529-C	4,004		290	59	400
Class 529-E	258		37	4	52
Class 529-F	-		16	2	22
Class R-1	999		118	32	Not applicable
Class R-2	3,895		747	1,509	Not applicable
Class R-3	3,135		878	357	Not applicable
Class R-4	478		265	16	Not applicable
Class R-5	Not applicable		650	15	Not applicable
Total	$354,884	$51,291	$19,433	$3,782	$1,634

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $804,000, shown on the accompanying financial statements, includes $553,000 in current fees (either paid in cash or deferred) and a net increase of $251,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):
Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2007
Class A	$18,195,620	287,520	$3,350,437	53,845	$(6,272,916)	(98,924)	$15,273,141	242,441
Class B	1,023,405	16,179	213,503	3,443	(439,089)	(6,921)	797,819	12,701
Class C	3,916,877	61,860	424,435	6,837	(1,081,324)	(17,036)	3,259,988	51,661
Class F	2,423,002	38,180	192,282	3,086	(752,326)	(11,805)	1,862,958	29,461
Class 529-A	383,267	6,062	49,207	790	(61,508)	(968)	370,966	5,884
Class 529-B	35,726	565	6,385	103	(7,072)	(111)	35,039	557
Class 529-C	157,306	2,486	16,561	267	(37,168)	(586)	136,699	2,167
Class 529-E	17,227	273	2,392	38	(3,660)	(58)	15,959	253
Class 529-F	16,687	262	1,007	16	(1,578)	(25)	16,116	253
Class R-1	62,299	985	3,945	64	(16,613)	(261)	49,631	788
Class R-2	282,232	4,460	21,428	345	(125,181)	(1,966)	178,479	2,839
Class R-3	387,004	6,107	28,141	452	(141,041)	(2,223)	274,104	4,336
Class R-4	156,665	2,470	8,547	137	(42,711)	(671)	122,501	1,936
Class R-5	350,102	5,507	28,573	458	(59,854)	(939)	318,821	5,026
Total net increase
(decrease)	$27,407,419	432,916	$4,346,843	69,881	$(9,042,041)	(142,494)	$22,712,221	360,303

Year ended October 31, 2006
Class A	$12,051,851	216,172	$2,227,691	40,899	$(4,774,295)	(86,126)	$9,505,247	170,945
Class B	745,843	13,369	147,793	2,721	(363,419)	(6,539)	530,217	9,551
Class C	2,360,565	42,203	255,760	4,707	(813,512)	(14,674)	1,802,813	32,236
Class F	1,325,582	23,593	100,515	1,844	(432,593)	(7,826)	993,504	17,611
Class 529-A	230,263	4,143	27,938	512	(37,240)	(671)	220,961	3,984
Class 529-B	26,559	478	4,035	74	(4,859)	(88)	25,735	464
Class 529-C	92,893	1,669	9,534	175	(21,396)	(385)	81,031	1,459
Class 529-E	11,986	217	1,420	26	(2,834)	(51)	10,572	192
Class 529-F	6,492	117	450	8	(1,074)	(19)	5,868	106
Class R-1	36,332	653	1,821	33	(9,694)	(177)	28,459	509
Class R-2	170,976	3,073	12,055	222	(71,208)	(1,282)	111,823	2,013
Class R-3	204,823	3,681	15,117	277	(81,900)	(1,481)	138,040	2,477
Class R-4	67,367	1,212	4,132	76	(34,482)	(625)	37,017	663
Class R-5	141,763	2,547	14,781	271	(32,351)	(582)	124,193	2,236
Total net increase
(decrease)	$17,473,295	313,127	$2,823,042	51,845	$(6,680,857)	(120,526)	$13,615,480	244,446

(*) Includes exchanges between share classes of the fund.

6.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $40,612,952,000 and $20,499,030,000, respectively, during the year ended October 31, 2007.

Financial highlights

		Income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income (2)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (3) (4)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim-bursements/ waivers	Ratio of expenses to average net assets after reim-bursements/ waivers (4)	Ratio of net income to average net assets (2) (4)
Class A:
Year ended 10/31/2007	$59.91	$2.52	$9.62	$12.14	$(2.30)	$(1.17)	$(3.47)	$68.58	20.93%	$83,524	.58%	.55%	3.97%
Year ended 10/31/2006	52.58	2.13	8.06	10.19	(2.17)	(.69)	(2.86)	59.91	20.00	58,439	.58	.55	3.82
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303	.59	.57	3.79
Year ended 10/31/2004	45.29	1.76	5.68	7.44	(1.81)	(.17)	(1.98)	50.75	16.73	28,458	.60	.59	3.65
Year ended 10/31/2003	40.73	1.72	5.36	7.08	(2.00)	(.52)	(2.52)	45.29	17.95	18,273	.65	.65	4.04
Class B:
Year ended 10/31/2007	59.91	2.03	9.62	11.65	(1.81)	(1.17)	(2.98)	68.58	20.02	5,923	1.35	1.32	3.19
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413	1.37	1.34	3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371	1.38	1.36	3.01
Year ended 10/31/2004	45.29	1.38	5.68	7.06	(1.43)	(.17)	(1.60)	50.75	15.81	2,469	1.40	1.39	2.85
Year ended 10/31/2003	40.73	1.38	5.36	6.74	(1.66)	(.52)	(2.18)	45.29	17.03	1,532	1.44	1.44	3.19
Class C:
Year ended 10/31/2007	59.91	2.00	9.62	11.62	(1.78)	(1.17)	(2.95)	68.58	19.97	13,406	1.39	1.37	3.16
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616	1.41	1.38	2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867	1.44	1.42	2.94
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.72	3,476	1.47	1.47	2.76
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	1,696	1.51	1.51	3.08
Class F:
Year ended 10/31/2007	59.91	2.50	9.62	12.12	(2.28)	(1.17)	(3.45)	68.58	20.89	6,020	.61	.58	3.95
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494	.62	.60	3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141	.68	.65	3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.58	1,161	.72	.71	3.51
Year ended 10/31/2003	40.73	1.67	5.36	7.03	(1.95)	(.52)	(2.47)	45.29	17.82	539	.76	.76	3.86
Class 529-A:
Year ended 10/31/2007	59.91	2.47	9.62	12.09	(2.25)	(1.17)	(3.42)	68.58	20.84	1,273	.65	.63	3.92
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760	.64	.61	3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458	.71	.68	3.70
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.59	244	.72	.71	3.53
Year ended 10/31/2003	40.73	1.70	5.36	7.06	(1.98)	(.52)	(2.50)	45.29	17.89	121	.70	.70	3.99
Class 529-B:
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	178	1.46	1.44	3.09
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122	1.49	1.46	2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83	1.55	1.53	2.85
Year ended 10/31/2004	45.29	1.28	5.68	6.96	(1.33)	(.17)	(1.50)	50.75	15.58	55	1.60	1.60	2.66
Year ended 10/31/2003	40.73	1.30	5.36	6.66	(1.58)	(.52)	(2.10)	45.29	16.82	31	1.64	1.64	3.04
Class 529-C:
Year ended 10/31/2007	59.91	1.96	9.62	11.58	(1.74)	(1.17)	(2.91)	68.58	19.89	499	1.46	1.44	3.11
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306	1.47	1.45	2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192	1.54	1.52	2.86
Year ended 10/31/2004	45.29	1.29	5.68	6.97	(1.34)	(.17)	(1.51)	50.75	15.60	113	1.59	1.58	2.67
Year ended 10/31/2003	40.73	1.31	5.36	6.67	(1.59)	(.52)	(2.11)	45.29	16.83	54	1.63	1.63	3.05
Class 529-E:
Year ended 10/31/2007	59.91	2.28	9.62	11.90	(2.06)	(1.17)	(3.23)	68.58	20.49	63	.95	.93	3.61
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40	.96	.94	3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25	1.02	1.00	3.38
Year ended 10/31/2004	45.29	1.54	5.68	7.22	(1.59)	(.17)	(1.76)	50.75	16.19	15	1.07	1.07	3.18
Year ended 10/31/2003	40.73	1.53	5.36	6.89	(1.81)	(.52)	(2.33)	45.29	17.44	7	1.10	1.10	3.57
Class 529-F:
Year ended 10/31/2007	$59.91	$2.60	$9.62	$12.22	$(2.38)	(1.17)	$(3.55)	$68.58	21.08%	$33	.46%	.43%	4.17%
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14	.46	.44	3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6	.63	.60	3.78
Year ended 10/31/2004	45.29	1.65	5.68	7.33	(1.70)	(.17)	(1.87)	50.75	16.47	3	.82	.82	3.44
Year ended 10/31/2003	40.73	1.64	5.36	7.00	(1.92)	(.52)	(2.44)	45.29	17.72	1	.85	.85	3.78
Class R-1:
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.94	133	1.42	1.40	3.17
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	69	1.44	1.41	2.96
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34	1.50	1.46	2.91
Year ended 10/31/2004	45.29	1.32	5.68	7.00	(1.37)	(.17)	(1.54)	50.75	15.69	11	1.53	1.50	2.74
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	5	1.66	1.53	3.12
Class R-2:
Year ended 10/31/2007	59.91	1.98	9.62	11.60	(1.76)	(1.17)	(2.93)	68.58	19.93	647	1.45	1.41	3.14
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395	1.55	1.42	2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241	1.61	1.44	2.95
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.73	129	1.75	1.47	2.78
Year ended 10/31/2003	40.73	1.36	5.36	6.72	(1.64)	(.52)	(2.16)	45.29	16.99	57	1.85	1.49	3.11
Class R-3:
Year ended 10/31/2007	59.91	2.27	9.62	11.89	(2.05)	(1.17)	(3.22)	68.58	20.47	817	.97	.94	3.61
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454	.98	.96	3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268	1.00	.98	3.41
Year ended 10/31/2004	45.29	1.53	5.68	7.21	(1.58)	(.17)	(1.75)	50.75	16.17	120	1.09	1.08	3.15
Year ended 10/31/2003	40.73	1.52	5.36	6.88	(1.80)	(.52)	(2.32)	45.29	17.42	46	1.15	1.11	3.46
Class R-4:
Year ended 10/31/2007	59.91	2.46	9.62	12.08	(2.24)	(1.17)	(3.41)	68.58	20.83	270	.67	.64	3.95
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119	.68	.66	3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70	.70	.68	3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.57	15	.74	.73	3.49
Year ended 10/31/2003	40.73	1.68	5.36	7.04	(1.96)	(.52)	(2.48)	45.29	17.84	6	.79	.76	3.79
Class R-5:
Year ended 10/31/2007	59.91	2.65	9.62	12.27	(2.43)	(1.17)	(3.60)	68.58	21.17	879	.37	.35	4.22
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467	.38	.36	4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292	.39	.37	4.00
Year ended 10/31/2004	45.29	1.85	5.68	7.53	(1.90)	(.17)	(2.07)	50.75	16.95	194	.41	.40	3.85
Year ended 10/31/2003	40.73	1.81	5.36	7.17	(2.09)	(.52)	(2.61)	45.29	18.20	121	.44	.44	4.28

	Year ended October 31
	2007	2006	2005	2004	2003

Portfolio turnover rate for all classes of shares	24%	26%	20%	24%	27%

(1) Based on average shares outstanding.
(2) For the year ended October 31, 2007, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.22 and 0.34%, respectively. The impact to the other share classes would have been approximately the same.

(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services.  In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2007

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007, through October 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2007	Ending account value 10/31/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,087.33	$2.89	.55%
Class A -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class B -- actual return	1,000.00	1,083.21	6.93	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,082.94	7.19	1.37
Class C -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class F -- actual return	1,000.00	1,087.10	3.10	.59
Class F -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A -- actual return	1,000.00	1,086.87	3.31	.63
Class 529-A -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-B -- actual return	1,000.00	1,082.51	7.61	1.45
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-C -- actual return	1,000.00	1,082.52	7.56	1.44
Class 529-C -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E -- actual return	1,000.00	1,085.25	4.94	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F -- actual return	1,000.00	1,087.91	2.32	.44
Class 529-F -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 -- actual return	1,000.00	1,082.71	7.40	1.41
Class R-1 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 -- actual return	1,000.00	1,082.68	7.40	1.41
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 -- actual return	1,000.00	1,085.16	4.99	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	1,086.83	3.42	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,088.42	1.84	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2007:

Long-term capital gains	$1,608,658,000
Qualified dividend income	2,763,170,000
Corporate dividends received deduction	922,592,000
U.S. government income that may be exempt from state taxation	189,758,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $115 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objectives of providing above-average current income and a growing stream of income and its secondary objective of providing growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007 (the most recent calendar quarter-end):

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	14.73%	15.35%	12.23%
Not reflecting CDSC	19.73	15.57	12.23

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	18.68	15.50	11.53
Not reflecting CDSC	19.68	15.50	11.53

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	20.60	16.37	12.36

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	13.62	15.00	12.49
Not reflecting maximum sales charge	20.54	16.37	13.68

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	14.60	15.16	12.50
Not reflecting CDSC	19.60	15.39	12.60

Class 529-C shares†— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	18.61	15.40	12.73
Not reflecting CDSC	19.61	15.40	12.73

Class 529-E shares*†— first sold 3/1/02	20.21	15.98	13.05

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	20.78	16.40	15.52

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 27 and 28 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 61	2005	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

H. Frederick Christie, 74	1987	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Robert J. Denison, 66	2005	Chair, First Security Management (private investment)

Koichi Itoh, 67	2005	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

Merit E. Janow, 49	2001	Professor, Columbia University, School of International and Public Affairs; Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 53	1992	Private investor; Chairman of the Board and CEO,
Chairman of the Board		Ladera Management Company (venture capital and
(Independent and Non-Executive)		agriculture); former owner and President, Energy Investment, Inc.

Gail L. Neale, 72	1987	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 71	1992
Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; former Planning Director and acting CEO of the United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Donald E. Petersen, 81	1992	Retired; former Chairman of the Board and CEO, Ford Motor Company

Stefanie Powers, 65	1989–1996	Actor, Producer; Co-founder and President of The
	1997	William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; author of The Jaguar Conservation Trust

Steadman Upham, Ph.D., 58	2001	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Charles Wolf, Jr., Ph.D., 83	1987	Senior Economic Adviser and Corporate Chair in International Economics, The RAND Corporation; former Dean, The RAND Graduate School

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Joseph C. Berenato, 61	6	Ducommun Incorporated

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Robert J. Denison, 66	5	None

Koichi Itoh, 67	5	None

Merit E. Janow, 49	4	The Nasdaq Stock Market, Inc.

Mary Myers Kauppila, 53	6	None
Chairman of the Board
(Independent and Non-Executive)

Gail L. Neale, 72	4	None

Robert J. O’Neill, Ph.D., 71	3	None

Donald E. Petersen, 81	2	None

Stefanie Powers, 65	2	None

Steadman Upham, Ph.D., 58	14	None

Charles Wolf, Jr., Ph.D., 83	2	None

We note with sadness the death in December 2006 of Frank Stanton, a founding director of the fund in 1987 who served as Founding Director Emeritus since 2003. His wise counsel and friendship will be greatly missed.

Please see page 36 for footnotes.

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

James B. Lovelace,[5] 51	1992	Senior Vice President — Capital Research
Vice Chairman of the Board		Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Catherine M. Ward, 60	1987	Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company;[6] Director, Capital Group Research, Inc.[6]

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

James B. Lovelace,[5] 51	3	None
Vice Chairman of the Board

Catherine M. Ward, 60	1	None

Founding chairman emeritus

Jon B. Lovelace,[5] 80	Chairman Emeritus, Capital Research and Management Company

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles,
CA 90071, Attention: Secretary.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Joyce E. Gordon, 51	1996	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Mark R. Macdonald, 48	2001	Senior Vice President — Fixed Income, Capital
Executive Vice President		Research and Management Company; Director, Capital Research and Management Company

Darcy B. Kopcho, 54	2006	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Michael J. Thawley, 57	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President, Capital Strategy Research, Inc.;[6] former Australian Ambassador to the United States

Michael Cohen, 46	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;[6] Director, Capital Research Company[6]

David A. Hoag, 42	2006	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

David M. Riley, 40	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company

Vincent P. Corti, 51	1987	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Sheryl F. Johnson, 39	2003	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 36	2001	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]	Directors and officers of the fund serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	James B. Lovelace is the son of Jon B. Lovelace.
[6]	Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2007, portfolio of Capital Income Builder’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
>	Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds      Capital Research and Management      Capital International      Capital Guardian      Capital Bank and Trust

Lit. No. MFGEAR-912-1207P

Litho in USA BAG/AC/8054-S10032

Printed on recycled paper

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert J. Denison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$110,000
2007	$119,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$7,000
2007	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	None
2007	$7,000
The tax fees consist of consulting services relating to the registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $17,000 for fiscal year 2006 and $14,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments
[logo – American Funds ®]

Capital Income Builder®
Investment portfolio

October 31, 2007

		Market value
Common stocks — 72.41%	Shares	(000)

FINANCIALS — 16.67%
Banco Santander, SA1	53,312,614	$1,163,493
HSBC Holdings PLC (Hong Kong)[1]	27,710,097	546,736
HSBC Holdings PLC (United Kingdom)[1]	26,358,402	521,917
Bank of America Corp.	18,127,340	875,188
Fannie Mae	14,900,000	849,896
Freddie Mac	13,044,500	681,314
Citigroup Inc.	15,960,000	668,724
Société Générale[1]	3,403,246	572,804
Banco Itaú Holding Financeira SA, preferred nominative	19,212,500	546,904
Wachovia Corp.	11,175,000	511,033
Hang Seng Bank Ltd.[1]	24,296,400	503,639
BNP Paribas SA1	4,260,270	471,178
Lloyds TSB Group PLC[1]	40,235,000	457,532
Royal Bank of Canada	7,219,274	428,296
St. George Bank Ltd.[1]	11,632,969	397,195
Sun Hung Kai Properties Ltd.[1]	19,622,000	375,007
Washington Mutual, Inc.	13,300,000	370,804
BOC Hong Kong (Holdings) Ltd.[1]	127,625,000	365,679
AXA SA1	7,768,333	348,237
ING Groep NV, depository receipts[1]	7,666,216	345,475
Commerzbank U.S. Finance, Inc.[1]	8,065,000	343,187
National City Corp.	13,948,000	338,239
Toronto-Dominion Bank	4,462,127	337,045
EFG Eurobank Ergasias SA1	8,577,733	334,298
Wells Fargo & Co.	9,570,000	325,476
Westfield Group[1]	14,769,838	301,935
HCP, Inc.	8,813,500	300,012
Bank of Nova Scotia	4,847,200	274,432
Hypo Real Estate Holding AG1	4,486,692	267,566
iStar Financial, Inc.[2]	8,207,550	250,412
Fortis SA/NV1	7,420,000	237,822
Westpac Banking Corp.[1]	7,500,000	214,953
Sampo Oyj, Class A1	6,299,928	197,755
UniCredito Italiano SpA[1]	22,480,000	192,674
Cathay Financial Holding Co., Ltd.[1]	70,000,344	183,505
CapitaMall Trust Management Ltd., units[1]	71,282,880	182,317
Irish Life & Permanent PLC[1]	7,713,949	175,039
Regions Financial Corp.	6,248,050	169,447
Credit Suisse Group[1]	2,491,000	168,071
JPMorgan Chase & Co.	3,500,000	164,500
UBS AG1	3,016,620	161,806
Equity Residential, shares of beneficial interest	3,750,500	156,696
Banco Bilbao Vizcaya Argentaria, SA1	5,000,000	126,312
ProLogis, shares of beneficial interest	1,750,000	125,545
DnB NOR ASA[1]	7,550,000	124,594
Chinatrust Financial Holding Co., Ltd.[1,3]	165,157,759	122,152
CapitaCommercial Trust Management Ltd.[1]	62,419,100	116,844
Brandywine Realty Trust	4,185,370	108,276
United Overseas Bank Ltd.[1]	7,108,000	106,495
Weingarten Realty Investors	2,634,750	100,806
Ascendas Real Estate Investment Trust[1]	52,582,775	94,927
Bank of New York Mellon Corp.	1,924,536	94,014
Macquarie Goodman Group[1]	13,184,326	85,562
Champion REIT[1]	138,772,000	85,274
Siam Commercial Bank PCL[1]	29,542,400	82,969
Hongkong Land Holdings Ltd.[1]	15,416,600	77,305
AMB Property Corp.	1,175,000	76,786
KBC Groep NV1	525,000	73,660
VastNed Retail NV1,2	845,106	72,647
Bank of the Philippine Islands[1]	43,197,720	65,653
Link REIT[1]	27,883,000	63,372
Macquarie International Infrastructure Fund Ltd.[1,2]	83,170,000	62,831
Admiral Group PLC[1]	2,900,000	62,380
Kimco Realty Corp.	1,500,000	62,280
Hospitality Properties Trust	1,500,000	59,400
United Bankshares, Inc.	1,775,000	53,783
KeyCorp	1,860,000	52,917
FirstMerit Corp.	2,444,493	51,823
Krung Thai Bank PCL[1]	148,259,100	50,142
XL Capital Ltd., Class A	642,800	46,249
Marsh & McLennan Companies, Inc.	1,600,000	41,424
Fortune Real Estate Investment Trust[1,2]	52,408,500	39,624
Arthur J. Gallagher & Co.	1,355,000	36,057
Lincoln National Corp.	541,500	33,773
Allco Commercial REIT[1,2]	44,940,001	31,780
Frasers Centrepoint Trust[1]	30,400,000	30,636
Cambridge Industrial Trust[1,2]	51,975,000	26,374
Mapletree Logistics Trust[1]	30,730,000	25,605
TICON Industrial Connection PCL[1,2]	41,951,000	25,399
Travelers Companies, Inc.	461,000	24,069
CitySpring Infrastructure Trust[1,2]	29,250,000	20,351
Eurobank Properties REIT[1]	780,000	14,867
Public Financial Holdings Ltd.[1]	16,713,000	10,919
TISCO Bank PCL[1]	3,184,600	2,837
		18,946,951

UTILITIES — 10.09%
E.ON AG1	12,776,000	2,494,171
Veolia Environnement[1]	14,114,362	1,261,203
Exelon Corp.	13,827,600	1,144,649
RWE AG1	8,215,000	1,121,877
Electricité de France SA1	5,381,000	646,242
SUEZ SA1	8,381,600	546,089
Dominion Resources, Inc.	5,139,490	470,931
Fortum Oyj[1]	9,865,000	428,103
FirstEnergy Corp.	5,190,500	361,778
Southern Co.	9,020,000	330,673
PPL Corp.	5,840,000	301,928
Public Service Enterprise Group Inc.	2,695,100	257,652
Ameren Corp.	4,687,120	253,386
Entergy Corp.	1,652,500	198,085
Hongkong Electric Holdings Ltd.[1]	35,750,000	184,062
Edison International	3,000,000	174,450
SP AusNet[1,2]	135,553,825	164,852
FPL Group, Inc.	2,000,000	136,840
DTE Energy Co.	2,750,000	136,400
Tokyo Gas Co., Ltd.[1]	28,185,000	126,164
Xcel Energy Inc.	5,516,000	124,386
Cheung Kong Infrastructure Holdings Ltd.[1]	21,196,000	83,353
Scottish and Southern Energy PLC[1]	2,400,000	77,786
Northeast Utilities	2,000,000	61,660
Progress Energy, Inc.	1,200,000	57,600
Duke Energy Corp.	2,677,640	51,330
Electricity Generating PCL[1]	13,568,028	47,350
Electricity Generating PCL, nonvoting depositary receipt[1]	242,400	846
NiSource Inc.	2,289,307	46,816
National Grid PLC[1]	2,632,652	43,956
Consolidated Edison, Inc.	900,000	42,381
American Electric Power Co., Inc.	684,600	33,005
Pinnacle West Capital Corp.	738,200	29,823
United Utilities PLC[1]	1,666,666	25,332
		11,465,159

TELECOMMUNICATION SERVICES — 9.79%
AT&T Inc.	63,814,027	2,666,788
Verizon Communications Inc.	41,205,500	1,898,337
Koninklijke KPN NV1	69,556,900	1,313,013
France Télécom SA1	24,434,018	902,373
Telefónica, SA1	24,615,000	813,746
Telenor ASA[1,3]	24,575,000	578,178
Chunghwa Telecom Co., Ltd. (ADR)	12,673,663	243,334
Chunghwa Telecom Co., Ltd.[1]	87,906,456	170,010
Telekomunikacja Polska SA1	42,629,800	404,400
Embarq Corp.	7,597,327	402,051
Singapore Telecommunications Ltd.[1]	121,837,500	345,726
Belgacom SA1	7,121,867	340,725
Vodafone Group PLC[1]	68,350,000	269,443
TeliaSonera AB1	26,898,500	264,563
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	138,725,000	167,476
Far EasTone Telecommunications Co., Ltd.[1]	62,693,000	78,004
Advanced Info Service PCL[1]	27,980,000	73,602
Philippine Long Distance Telephone Co.[1]	1,053,250	72,675
BT Group PLC[1]	10,000,000	67,960
Telecom Corp. of New Zealand Ltd.[1]	17,409,301	58,295
		11,130,699

ENERGY — 6.30%
Sasol Ltd.[1]	25,536,931	1,324,335
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	597,518
Royal Dutch Shell PLC, Class B1	6,997,187	304,906
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	162,829
Royal Dutch Shell PLC, Class A1	3,055,000	133,526
Chevron Corp.	13,010,000	1,190,545
Husky Energy Inc.	16,130,000	751,857
ENI SpA[1]	19,929,000	727,154
ConocoPhillips	6,969,000	592,086
Statoil ASA[1]	9,889,434	333,937
SBM Offshore NV1,2	8,335,188	320,985
Oil & Natural Gas Corp. Ltd.[1]	6,150,000	198,105
PTT Exploration and Production PCL[1]	33,525,000	161,222
Marathon Oil Corp.	2,500,000	147,825
Enbridge Inc.	2,523,468	109,290
TOTAL SA1	694,000	55,922
TOTAL SA (ADR)	600,000	48,366
		7,160,408

CONSUMER DISCRETIONARY — 5.07%
DaimlerChrysler AG1	7,197,887	$ 794,588
Renault SA1	4,583,000	771,832
OPAP (Greek Organization of Football Prognostics) SA1	12,807,040	522,799
Esprit Holdings Ltd.[1]	26,697,700	453,979
Carnival Corp., units	8,425,000	404,232
Genuine Parts Co.	6,945,000	340,791
YUM! Brands, Inc.	7,519,000	302,790
McDonald’s Corp.	4,400,000	262,680
Idearc Inc.	7,339,714	198,025
DSG International PLC[1]	69,447,861	187,345
William Hill PLC[1]	13,037,970	168,310
Macquarie Communications Infrastructure Group[1,2]	26,596,968	144,112
Macquarie Communications Infrastructure Group[1,2,3,4]	4,332,067	23,473
Vivendi SA1	3,540,000	159,578
Kingfisher PLC[1]	37,845,000	155,596
Schibsted ASA[1]	1,907,400	108,352
Mediaset SpA[1]	9,720,000	100,646
Greene King PLC[1]	3,927,110	74,168
Television Broadcasts Ltd.[1]	10,717,000	69,431
British Sky Broadcasting Group PLC[1]	4,665,000	66,083
SanomaWSOY Oyj, Class B1	2,250,000	64,964
Shangri-La Asia Ltd.[1]	18,474,000	59,129
Intercontinental Hotels Group PLC[1]	2,412,352	56,419
Ekornes ASA[1]	1,830,425	38,482
Kesa Electricals PLC[1]	5,175,000	34,261
Samson Holding Ltd.[1]	109,290,000	33,460
AB Lindex[1]	1,825,000	33,008
Ruby Tuesday, Inc.	1,857,329	29,662
Headlam Group PLC[1]	2,500,000	29,062
Fisher & Paykel Appliances Holdings Ltd.[1]	10,600,000	28,679
KangwonLand Inc.[1]	875,000	23,710
Gestevisión Telecinco SA1	762,000	21,973
		5,761,619

INDUSTRIALS — 4.98%
General Electric Co.	31,795,000	1,308,682
Siemens AG1	3,880,000	527,830
Macquarie Infrastructure Group[1,2]	142,568,021	423,012
Macquarie Airports[1,2]	102,521,281	420,878
United Technologies Corp.	4,855,000	371,844
Leighton Holdings Ltd.[1]	5,347,000	314,874
Brisa Auto-Estradas de Portugal SA1	21,571,000	306,222
Emerson Electric Co.	5,820,000	304,211
AB Volvo, Class B1	14,542,000	286,536
Singapore Technologies Engineering Ltd.[1]	91,974,000	242,996
Sandvik AB1	10,895,000	207,393
Geberit AG1	770,000	103,699
Transport International Holdings Ltd.[1]	20,174,000	102,626
Waste Management, Inc.	2,600,000	94,614
Singapore Post Private Ltd.[1,2]	107,025,000	90,707
Uponor Oyj[1]	3,335,000	87,419
Koninklijke BAM Groep NV1	3,254,432	86,005
Qantas Airways Ltd.[1]	15,052,744	83,289
Spirax-Sarco Engineering PLC[1]	3,190,391	71,684
UAP Holding Corp.	1,455,000	46,313
Rentokil Initial PLC[1]	10,900,000	39,105
BELIMO Holding AG1	29,774	38,952
Seco Tools AB, Class B1	1,660,000	30,990
SMRT Corp. Ltd.[1]	21,384,000	26,201
Fong’s Industries Co. Ltd.[1,2]	36,590,000	23,646
Macquarie Infrastructure Company LLC	339,100	14,161
ComfortDelGro Corp. Ltd.[1]	1,576,000	2,120
		5,656,009

CONSUMER STAPLES — 4.97%
Altria Group, Inc.	11,820,000	862,033
PepsiCo, Inc.	8,795,000	648,367
Diageo PLC[1]	27,508,000	630,271
Nestlé SA1	1,150,000	531,274
Kellogg Co.	9,024,000	476,377
UST Inc.[2]	8,178,000	436,051
H.J. Heinz Co.	8,394,751	392,707
Reynolds American Inc.	5,380,000	346,633
Foster’s Group Ltd.[1]	47,820,985	285,466
ConAgra Foods, Inc.	11,600,000	275,268
Kraft Foods Inc., Class A	6,035,076	201,632
SABMiller PLC[1]	5,950,000	179,096
Coca-Cola Co.	2,625,000	162,120
Imperial Tobacco Group PLC[1]	1,390,000	70,447
Sara Lee Corp.	4,200,000	69,468
General Mills, Inc.	700,500	40,440
Lion Nathan Ltd.[1]	4,431,066	38,481
		5,646,131

MATERIALS — 4.28%
Bayer AG, non-registered shares[1]	8,512,000	711,577
China Steel Corp.[1]	455,549,548	650,191
ArcelorMittal[1]	7,730,000	624,451
Taiwan Cement Corp.[1]	158,723,085	275,058
BlueScope Steel Ltd.[1]	27,500,000	273,818
Koninklijke DSM NV1	4,730,000	268,490
Gujarat Ambuja Cements Ltd.[1]	67,900,919	251,186
Fletcher Building Ltd.[1]	21,176,596	193,809
Weyerhaeuser Co.	2,500,000	189,775
Norsk Hydro ASA[1]	11,470,000	168,230
Packaging Corp. of America	5,000,000	159,200
RPM International, Inc.[2]	6,900,000	147,867
POSCO[1]	180,000	131,508
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,673,000	128,637
Stora Enso Oyj, Class R1	6,000,000	110,286
Norske Skogindustrier ASA[1]	9,439,285	103,928
Dow Chemical Co.	2,200,000	99,088
Worthington Industries, Inc.	3,639,800	90,995
Compass Minerals International, Inc.[2]	2,090,758	77,170
UPM-Kymmene Corp.[1]	3,100,000	69,486
PaperlinX Ltd.[1,2]	22,547,000	58,413
Boral Ltd.[1]	6,013,024	38,234
Temple-Inland Inc.	472,860	25,379
Hung Hing Printing Group Ltd.[1]	29,024,000	15,042
		4,861,818

HEALTH CARE — 3.69%
Merck & Co., Inc.	17,889,600	1,042,248
Roche Holding AG1	3,676,000	628,004
Bristol-Myers Squibb Co.	19,950,000	598,300
Pfizer Inc	23,905,000	588,302
Abbott Laboratories	9,048,700	494,240
Johnson & Johnson	6,500,000	423,605
Sonic Healthcare Ltd.[1]	10,152,417	163,800
Orion Oyj, Class B1	4,900,736	125,852
Fisher & Paykel Healthcare Corp. Ltd.[1,2]	33,221,000	83,042
Baxter International Inc.	560,440	33,632
Oriola-KD Oyj, Class B1	4,205,677	19,650
		4,200,675

INFORMATION TECHNOLOGY — 1.75%
Microsoft Corp.	16,615,000	611,598
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	182,000,184	363,310
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	11,265,542	119,978
Intel Corp.	14,300,000	384,670
Delta Electronics, Inc.[1]	54,955,950	223,942
Lite-On Technology Corp.[1]	93,833,427	175,499
Quanta Computer Inc.[1]	28,430,896	48,040
Rotork PLC[1]	1,760,000	40,244
Oakton Ltd.[1,2]	4,617,960	25,593
		1,992,874

MISCELLANEOUS — 4.82%
Other common stocks in initial period of acquisition		5,479,042

Total common stocks (cost: $57,828,229,000)		82,301,385

Preferred stocks — 0.39%

FINANCIALS — 0.33%
Banco Santander Central Hispano, SA 6.50%[4]	4,416,000	104,052
Sumitomo Mitsui Banking Corp. 6.078%[5,6]	51,000,000	47,961
BAC Capital Trust XIII 6.094%[6]	51,170,000	47,130
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[6]	45,829,000	43,767
Freddie Mac 5.57%	1,760,000	40,315
Fannie Mae, Series E, 5.10%	550,000	22,688
Fannie Mae, Series L, 5.125%	273,350	11,303
Public Storage, Inc., Series F, 6.45%	1,000,000	21,940
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[5,6]	14,520,000	13,401
iStar Financial, Inc., Series F, 7.80% cumulative redeemable[2]	400,000	9,028
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[5,6]	7,500,000	6,818
BNP U.S. Funding LLC, Series A, 7.738% noncumulative[5,6]	4,713,000	4,726
		373,129

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%[5,6]	13,000,000	12,301

INDUSTRIALS — 0.00%
General Electric Co. 4.50% PINES 2035	1,905,000	1,746

MISCELLANEOUS — 0.05%
Other preferred stocks in initial period of acquisition		60,450

Total preferred stocks (cost: $468,864,000)		447,626

	Shares or	Market value
Convertible securities — 0.33%	principal amount	(000)

CONSUMER DISCRETIONARY — 0.16%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	4,383,600	$170,434
General Motors Corp., Series B, 5.25% convertible preferred 2032	17,500,000	15,498
		185,932

UTILITIES — 0.09%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	98,595

FINANCIALS — 0.08%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	965	95,294

Total convertible securities (cost: $330,394,000)		379,821

	Principal amount
Bonds & notes — 17.48%	(000)

MORTGAGE-BACKED OBLIGATIONS[7]— 6.83%
Fannie Mae 4.89% 2012	$ 25,000	24,700
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	20,000	20,288
Fannie Mae 4.00% 2015	19,937	19,483
Fannie Mae 11.00% 2015	566	641
Fannie Mae 7.00% 2016	82	85
Fannie Mae 11.00% 2016	223	254
Fannie Mae 5.00% 2017	181	179
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	13,187	13,343
Fannie Mae 4.50% 2018	22,089	21,459
Fannie Mae 5.00% 2018	30,526	30,202
Fannie Mae 5.00% 2018	1,946	1,925
Fannie Mae 11.00% 2018	519	599
Fannie Mae 4.50% 2019	27,040	26,234
Fannie Mae 4.50% 2019	18,388	17,840
Fannie Mae 5.50% 2019	3,682	3,707
Fannie Mae 5.50% 2020	8,392	8,443
Fannie Mae 11.00% 2020	190	209
Fannie Mae, Series 2006-78, Class CG, 4.50% 2021	15,000	14,139
Fannie Mae 6.00% 2021	1,588	1,616
Fannie Mae 6.00% 2021	1,257	1,280
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	54,087	52,495
Fannie Mae 10.50% 2022	352	395
Fannie Mae 6.00% 2024	37,651	38,082
Fannie Mae 6.00% 2026	88,317	89,328
Fannie Mae 6.00% 2027	232,369	235,030
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	354	370
Fannie Mae 7.50% 2029	77	83
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	3,175	3,275
Fannie Mae 7.50% 2031	235	252
Fannie Mae 7.50% 2031	48	52
Fannie Mae 5.00% 2033	17,287	16,634
Fannie Mae 5.50% 2033	10,705	10,594
Fannie Mae 5.50% 2033	3,901	3,861
Fannie Mae 5.50% 2034	18,872	18,635
Fannie Mae 5.50% 2034	18,576	18,355
Fannie Mae 5.50% 2034	9,700	9,578
Fannie Mae 4.50% 2035	7,825	7,293
Fannie Mae 5.00% 2035	5,277	5,071
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	15,000	15,016
Fannie Mae 5.50% 2035	12,064	11,912
Fannie Mae 6.50% 2035	22,240	22,915
Fannie Mae 7.00% 2035	764	786
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	14,235	10,519
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	10,450	7,864
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	2,523	1,928
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	2,167	1,664
Fannie Mae 4.50% 2036	58,654	54,672
Fannie Mae, Series 2006-65, Class PF, 5.153% 2036[6]	15,328	15,285
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	30,148	29,920
Fannie Mae 6.00% 2036	82,193	82,823
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	75,905	76,788
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	66,707	67,393
Fannie Mae 6.00% 2036	58,637	59,086
Fannie Mae 6.00% 2036	52,161	52,561
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	50,637	51,590
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	44,954	45,614
Fannie Mae 6.00% 2036	33,207	33,461
Fannie Mae 6.00% 2036	24,365	24,552
Fannie Mae 6.00% 2036	22,890	23,065
Fannie Mae 6.00% 2036	18,232	18,372
Fannie Mae 6.00% 2036	4,902	4,940
Fannie Mae 7.50% 2036	3,140	3,260
Fannie Mae, Series 2007-37, Class AP, 5.25% 2037	84,380	83,270
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	63,571	63,597
Fannie Mae 5.50% 2037	59,851	58,446
Fannie Mae 5.50% 2037	26,431	25,777
Fannie Mae 5.50% 2037	21,517	21,012
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	19,422	19,281
Fannie Mae 5.50% 2037	7,956	7,844
Fannie Mae 5.50% 2037	4,889	4,820
Fannie Mae 5.50% 2037	4,464	4,401
Fannie Mae 5.50% 2037	4,095	4,037
Fannie Mae 5.50% 2037	2,053	2,024
Fannie Mae 5.50% 2037	1,449	1,429
Fannie Mae 6.00% 2037	25,044	25,236
Fannie Mae 6.00% 2037	22,792	22,966
Fannie Mae 6.00% 2037	20,543	20,578
Fannie Mae 6.00% 2037	15,147	15,263
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	9,709	9,842
Fannie Mae 6.00% 2037	4,952	4,960
Fannie Mae 6.005% 2037[6]	3,861	3,929
Fannie Mae 6.50% 2037[1]	79,000	80,287
Fannie Mae 6.50% 2037	49,199	50,064
Fannie Mae 6.50% 2037	35,060	35,885
Fannie Mae 6.50% 2037	23,875	24,279
Fannie Mae 6.50% 2037	18,585	18,912
Fannie Mae 6.50% 2037	5,308	5,402
Fannie Mae 6.551% 2037[6]	4,350	4,434
Fannie Mae 6.79% 2037[6]	4,611	4,698
Fannie Mae 6.828% 2037[6]	3,595	3,675
Fannie Mae 7.00% 2037	74,304	76,403
Fannie Mae 7.00% 2037	36,086	37,151
Fannie Mae 7.00% 2037[1]	14,491	14,890
Fannie Mae 7.00% 2037	14,326	14,731
Fannie Mae 7.00% 2037	6,554	6,739
Fannie Mae 7.00% 2037	6,448	6,693
Fannie Mae 7.00% 2037	2,735	2,839
Fannie Mae 7.00% 2037	1,721	1,772
Fannie Mae 7.00% 2037	1,625	1,671
Fannie Mae 7.00% 2037	1,600	1,645
Fannie Mae 7.00% 2037	1,565	1,609
Fannie Mae 7.00% 2037	1,296	1,345
Fannie Mae 7.00% 2037	1,006	1,034
Fannie Mae 7.00% 2037	999	1,028
Fannie Mae 7.00% 2037	891	925
Fannie Mae 7.50% 2037	14,935	15,506
Fannie Mae 7.50% 2037	8,491	8,888
Fannie Mae 7.50% 2037	5,584	5,798
Fannie Mae 7.50% 2037[1]	4,558	4,695
Fannie Mae 7.50% 2037	2,887	2,997
Fannie Mae 7.50% 2037[1]	914	941
Fannie Mae 7.50% 2037	766	796
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	433	454
Fannie Mae 7.00% 2047	6,134	6,307
Freddie Mac 4.00% 2015	40,249	38,275
Freddie Mac 6.00% 2017	419	428
Freddie Mac 4.50% 2018	5,456	5,302
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,305
Freddie Mac 5.50% 2019	11,594	11,663
Freddie Mac, Series 2642, Class BL, 3.50% 2023	11,298	10,381
Freddie Mac, Series 2626, Class NG, 3.50% 2023	5,647	5,124
Freddie Mac, Series 1617, Class PM, 6.50% 2023	4,556	4,687
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	5,905	4,622
Freddie Mac 6.00% 2026	35,440	35,862
Freddie Mac 6.00% 2026	9,821	9,938
Freddie Mac 5.50% 2027	58,175	57,735
Freddie Mac 6.00% 2027	27,837	28,168
Freddie Mac, Series 2153, Class GG, 6.00% 2029	8,600	8,739
Freddie Mac, Series 2122, Class QM, 6.25% 2029	16,967	17,265
Freddie Mac 6.50% 2032	4,433	4,576
Freddie Mac 7.50% 2032	2,042	2,163
Freddie Mac 4.50% 2035	34,523	32,114
Freddie Mac, Series 3061, Class PN, 5.50% 2035	25,223	25,410
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	24,941	18,803
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	15,200	11,775
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	6,309	4,866
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	6,309	4,846
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	5,909	4,620
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	3,651	2,818
Freddie Mac, Series 3156, Class NG, 6.00% 2036	60,753	61,997
Freddie Mac 7.00% 2036	8,582	8,839
Freddie Mac 5.50% 2037	49,400	48,140
Freddie Mac, Series 3286, Class JN, 5.50% 2037	39,161	38,770
Freddie Mac 5.50% 2037	28,912	28,482
Freddie Mac, Series 3271, Class OA, 6.00% 2037	39,191	40,032
Freddie Mac 6.00% 2037	3,487	3,511
Freddie Mac 6.25% 2037[6]	17,341	17,731
Freddie Mac 6.302% 2037[6]	10,000	10,093
Freddie Mac 6.372% 2037[6]	41,633	42,243
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	57,399	57,349
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	28,569	28,505
Countrywide Alternative Loan Trust, Series 2005-23CB, Class A-15, 5.50% 2035	24,867	24,154
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	12,413	12,608
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	6,195	6,189
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	4,463	4,378
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.983% 2035[1,6]	24,754	24,014
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	30,365	29,765
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	19,095	18,952
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2035	6,281	6,162
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,164	2,144
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	13,537	13,446
Countrywide Alternative Loan Trust, Series 2006-31CB, Class A-3, 6.00% 2036	77,684	78,225
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	18,664	18,727
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	17,967	17,977
Countrywide Alternative Loan Trust, Series 2007-8CB, Class A-1, 5.50% 2037	5,552	5,436
Countrywide Alternative Loan Trust, Series 2007-12T1, Class A-6, 6.00% 2037	46,242	43,204
Countrywide Alternative Loan Trust, Series 2007-12T1, Class A-5, 6.00% 2037	10,250	9,746
Countrywide Alternative Loan Trust, Series 2007-24, Class A-10, 7.00% 2037	14,593	14,764
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.977% 2047[6]	77,906	77,053
CS First Boston Mortgage Securities Corp., Series 2004-6, Class II-A-1, 4.75% 2019	14,712	14,204
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,421	1,424
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	680	682
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	917	922
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,456	2,530
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1, 4.593% 2034[6]	7,716	7,658
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.636% 2034[6]	7,098	7,040
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1, 4.641% 2034[6]	15,903	15,859
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	1,647	1,645
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	2,790	2,904
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,000	49,388
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 2035[1,5]	1,435	1,541
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[1,5]	72,748	53,195
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	4,497	4,433
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	21,676	21,666
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	52,357	51,329
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	10,671
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037	32,100	30,433
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037[1]	64,052	64,552
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-3, 5.10% 2038[6]	14,535	14,270
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1, 3.466% 2039	5,410	5,349
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.555% 2039[6]	18,000	18,032
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[6]	37,500	36,898
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,550	6,633
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class A-3, 5.00% 2018	18,582	18,090
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-MS5, Class I-A-1, 5.00% 2018	15,448	15,041
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	2,164	2,107
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	8,955	8,835
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[6]	3,931	3,861
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[6]	3,639	3,606
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.551% 2034[6]	4,235	4,185
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A4, 6.073% 2036[6]	5,337	5,381
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.823% 2037[6]	67,020	66,303
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.877% 2037[6]	89,194	88,887
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.889% 2037[6]	73,236	73,341
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.133% 2045[6]	17,382	17,115
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	23,751	23,122
Residential Accredit Loans, Inc., Series 2004-QS3, Class CB, 5.00% 2019	121	118
Residential Accredit Loans, Inc., Series 2005-QS3, Class II-A-1, 5.00% 2020	31,745	30,913
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	44,529	44,111
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034[1]	1,436	1,170
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	127	125
Residential Accredit Loans, Inc., Series 2005-QS13, Class I-A-5, 5.50% 2035	12,330	12,166
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	10,315	10,310
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	2,000	1,897
Residential Accredit Loans, Inc., Series 2005-QS10, Class I-A, 6.00% 2035	8,298	8,179
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	4,881	4,893
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.25% 2036[6]	4,109	4,164
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037[1]	69,250	68,985
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	46,490	46,390
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037[1]	45,845	46,432
CHL Mortgage Pass-Through Trust, Series 2003-J10, Class 2-A-1, 5.00% 2018	6,598	6,423
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.841% 2033[6]	6,840	6,810
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.045% 2034[6]	5,883	5,683
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.716% 2034[6]	3,938	3,903
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.10% 2034[6]	3,445	3,429
CHL Mortgage Pass-Through Trust, Series 2005-12, Class 2-A-5, 5.50% 2035	12,469	12,342
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.619% 2035[6]	34,085	33,725
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 3-A-1, 6.232% 2037[6]	24,749	24,715
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.961% 2047[6]	43,971	44,103
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.122% 2047[1,6]	94,462	94,504
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 5.998% 2035[6]	10,832	10,794
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.895% 2036[6]	13,835	13,918
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.928% 2036[6]	12,376	12,265
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[6]	53,789	53,743
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.926% 2037[6]	51,912	51,734
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.965% 2037[6]	24,662	24,577
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 6.00% 2037[1,6]	64,000	63,860
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.859% 2035[5,6]	2,000	2,071
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	10,000	9,815
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	15,000	14,927
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	15,690	15,424
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	34,520	34,272
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-2, 4.851% 2042	26,685	26,377
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[6]	14,840	14,136
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC13, Class A-4, 5.294% 2043[6]	7,200	7,072
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[6]	15,000	14,885
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[6]	18,000	18,377
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	36,700	36,284
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	42,002	40,213
Wells Fargo Mortgage-backed Securities Trust, Series 2003-10, Class A-1, 4.50% 2018	9,077	8,691
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	3,702	3,544
Wells Fargo Mortgage-backed Securities Trust, Series 2003-11, Class II-A-1, 4.75% 2018	8,058	7,780
Wells Fargo Mortgage-backed Securities Trust, Series 2003-1, Class I-A-5, 5.25% 2018	16,221	15,921
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	53,308	51,899
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	22,263	21,938
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.108% 2035[6]	10,000	9,812
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.656% 2036[6]	31,070	30,817
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	20,750	20,480
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.097% 2037[6]	39,502	39,742
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	48,811	49,079
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	47,109	47,613
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.945% 2037[6]	24,622	24,948
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[1]	16,577	16,908
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[1]	74,281	74,652
Washington Mutual Mortgage, WMALT Series 2005-4, Class 3-CB, 5.50% 2020	20,184	19,966
Washington Mutual Mortgage, WMALT Series 2005-1, Class 4-A, 5.50% 2020	14,828	14,669
Washington Mutual Mortgage, WMALT Series 2005-2, Class 3-A, 5.50% 2020	11,321	11,199
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.133% 2035[6]	24,410	23,796
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	11,993	11,882
Washington Mutual Mortgage, WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,270	1,275
Washington Mutual Mortgage, WMALT Series 2007-2, Class 1-A-1, 7.00% 2037	26,434	26,716
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.683% 2034[6]	17,865	17,340
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3-A, 6.00% 2034	5,627	5,575
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	21,220	21,028
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 6.006% 2036[6]	29,791	29,834
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.639% 2037[6]	29,002	29,421
MASTR Alternative Loan Trust, Series 2004-10, Class 2-A-1, 5.50% 2019	34,312	33,938
MASTR Alternative Loan Trust, Series 2004-4, Class 9-A-1, 5.50% 2019	8,288	8,199
MASTR Alternative Loan Trust, Series 2004-13, Class 2-A-1, 5.50% 2020	23,084	22,835
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	779	773
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,724	1,708
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	8,019	7,790
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	4,124	4,006
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	8,645	8,545
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	8,186	8,184
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	10,854	10,850
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	29,028	28,876
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	15,797	15,827
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4, Class I-A-10, 6.25% 2037	37,989	38,425
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-2, 5.676% 2035	3,046	3,052
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	21,155	21,525
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-2, 4.176% 2041	8,981	8,843
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	28,622	28,436
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3A, 5.12% 2045[6]	21,700	21,433
Banc of America Commercial Mortgage Inc., Series 2006-2, Class A-3, 5.712% 2045[6]	4,955	5,015
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[6]	87,926	87,126
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.144% 2036[6]	80,362	80,946
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.987% 2033[6]	3,876	3,851
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.364% 2034[6]	5,763	5,702
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.965% 2034[6]	8,366	8,256
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.06% 2034[6]	9,344	9,276
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[6]	50,000	48,962
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[1,5]	32,500	32,526
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[1,5]	34,000	33,973
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030	15,595	15,653
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	6,601	6,669
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	25,000	25,864
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A-3, 4.207% 2041	15,648	15,399
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	40,361	40,002
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.339% 2044[6]	6,000	5,971
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045[6]	17,000	16,993
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	25,578	25,626
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	36,528	36,917
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.846% 2036[6]	62,745	62,529
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[5]	26,000	25,629
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[1,5]	13,620	13,432
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	20,000	19,689
Crown Castle Towers LLC, Series 2006-1, Class D, 5.772% 2036[1,5]	3,380	3,344
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 4.993% 2046[6]	59,895	59,033
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[1,5]	22,000	22,121
SBA CMBS Trust, Series 2005-1, Class C, 5.731% 2035[1,5]	17,320	17,277
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[5]	16,500	16,456
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[1,5]	2,000	1,960
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.81% 2035[6]	17,524	17,205
Bear Stearns ALT-A Trust, Series 2006-6, Class II-A-1, 5.94% 2036[6]	40,250	39,807
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	28,544	27,968
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	27,210	26,466
Cendant Mortgage Capital LLC, Series 2003-7P, Class A-1, 4.876% 2017[5,6]	14,784	14,461
Cendant Mortgage Capital LLC, Series 2003-9, Class II-A-1, 4.838% 2018[6]	8,998	8,874
Cendant Mortgage Capital LLC, Series 2003-5P, Class A-3, 4.916% 2019[5,6]	15,847	15,578
Cendant Mortgage Capital LLC, Series 2003-8, Class II-A-1, 4.914% 2033[6]	14,821	14,678
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[1,5]	27,000	26,692
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[5]	10,000	9,656
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[1,5]	14,000	13,419
SunTrust Alternative Loan Trust, Series 2005-1F, Class 3-A-1, 6.50% 2035	47,537	47,273
Structured Asset Securities Corp., Series 2003-20, Class 2-A-4, 4.50% 2018	3,911	3,745
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	21,434	20,695
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[5,6]	1,537	1,533
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	14,146	12,987
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	6,571	6,417
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class A-2, 4.34% 2041	20,144	19,953
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.204% 2042[6]	19,500	19,398
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 2042[6]	5,000	5,051
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	4,454	4,525
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,142
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,645
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	9,607	9,482
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[6]	15,000	14,520
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	16,750	16,715
Impac Secured Assets Trust, Series 2006-1, Class 1-A-1-1, 6.25% 2036[1,6]	40,249	39,082
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-1, 5.50% 2018	16,597	16,364
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[6]	20,994	20,779
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[1,5,6]	35,315	35,114
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	30,892	30,622
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	3,341	3,299
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	28,625	29,649
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[6]	25,000	24,823
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035	11,456	8,581
Government National Mortgage Assn. 6.00% 2035	5,178	5,234
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037	13,493	10,224
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	19,500	19,337
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class A-2, 4.556% 2043	3,900	3,835
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[5]	7,750	8,130
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29% 2016[5]	13,900	14,767
Northern Rock PLC 5.625% 2017[5]	20,000	20,267
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	279	269
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.176% 2035[6]	19,597	19,327
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	17,064	16,475
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[6]	17,000	16,402
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	16,076	15,682
Banco Bilbao Vizcaya Argentaria, SA 5.75% 2017[5]	15,000	15,570
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	13,514	13,503
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	9,765	9,894
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	3,000	2,927
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	6,572	6,660
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,728	5,974
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-2, 5.426% 2041	5,290	5,300
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	5,800	5,753
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[5]	10,000	10,762
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	10,000	9,960
RAMP Trust, Series 2005-SL2, Class A-I, 6.00% 2017	9,600	9,617
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	9,590	9,561
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	9,126	9,051
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.924% 2035[6]	8,462	8,404
Banc of America Mortgage Securities, Inc., Series 2003-7, Class A-3, 5.00% 2018	3,022	2,942
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[6]	5,225	5,227
MASTR Asset Securitization Trust, Series 2004-6, Class 4-A-1, 5.00% 2019	8,077	7,863
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	6,287	6,153
American Home Mortgage Investment Trust, Series 2004-1, Class III-A, 3.28% 2044	6,235	6,079
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[5]	4,016	4,094
Residential Funding Mortgage Securities I, Inc., Series 2003-S20, Class II-A-1, 4.75% 2018	2,619	2,509
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.194% 2034[1,5,6]	2,000	2,059
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 6.036% 2034[6]	660	662
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	476	475
		7,762,800

	Principal amount	Market value
Bonds & notes	(000)	(000)

FINANCIALS — 3.11%
Washington Mutual Bank, FA 6.875% 2011	$ 25,375	$ 26,164
Washington Mutual, Inc. 5.95% 2013	5,750	5,481
Washington Mutual, Inc. 4.625% 2014	1,055	917
Washington Mutual Bank, FA 5.65% 2014	1,350	1,251
Washington Mutual Bank, FA, Series 16, 5.125% 2015	28,035	25,184
Washington Mutual Bank, FA 5.893% 2015[6]	10,000	9,348
Washington Mutual, Inc. 5.25% 2017	5,910	5,145
Washington Mutual, Inc. 7.25% 2017	7,500	7,398
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[5,6]	37,200	28,280
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[5,6]	51,500	39,202
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[5,6]	5,200	3,956
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[5,6]	53,100	52,653
ASIF Global Financing XXIII 3.90% 2008[5]	13,605	13,431
International Lease Finance Corp. 4.35% 2008	28,500	28,253
International Lease Finance Corp. 4.50% 2008	5,000	4,977
AIG SunAmerica Global Financing VII 5.85% 2008[5]	5,000	5,020
International Lease Finance Corp. 6.375% 2009	15,000	15,255
American International Group, Inc. 4.70% 2010	5,000	4,964
International Lease Finance Corp. 5.00% 2010	6,560	6,560
International Lease Finance Corp., Series Q, 5.45% 2011	20,000	20,032
International Lease Finance Corp. 5.00% 2012	10,000	9,800
International Lease Finance Corp., Series R, 5.40% 2012	4,000	4,017
American General Finance Corp., Series J, 6.50% 2017	16,750	17,326
ILFC E-Capital Trust II 6.25% 2065[5,6]	15,000	14,742
American International Group, Inc., Series A-1, 6.25% 2087[6]	13,225	12,347
Lehman Brothers Holdings Inc., Series I, 5.63% 2009[6]	5,000	4,932
Lehman Brothers Holdings Inc., Series I, 5.429% 2011[6]	4,340	4,220
Lehman Brothers Holdings Inc., Series I, 5.478% 2012[6]	7,340	7,171
Lehman Brothers Holdings Inc. 6.50% 2017	70,250	70,876
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[6]	32,285	30,163
J.P. Morgan Chase & Co. 3.50% 2009	5,417	5,310
J.P. Morgan Chase & Co. 6.75% 2011	13,000	13,619
J.P. Morgan Chase & Co. 4.891% 2015[6]	39,583	39,279
JPMorgan Chase Bank NA 6.00% 2017	7,500	7,620
JPMorgan Chase Capital XX, Series T, 6.55% 2066	30,000	28,216
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[6]	15,000	13,920
Residential Capital Corp. 7.80% 2008[6]	13,750	11,602
Residential Capital Corp. 7.375% 2010[6]	55,230	40,755
General Motors Acceptance Corp. 6.875% 2011	17,000	15,680
General Motors Acceptance Corp. 7.25% 2011	30,000	28,388
General Motors Acceptance Corp. 7.00% 2012	5,000	4,570
Residential Capital, LLC 7.50% 2012[6]	6,770	4,946
BBVA International SA Unipersonal 5.919% (undated)[5,6]	111,800	103,220
CIT Group Inc. 3.375% 2009	5,000	4,832
CIT Group Inc. 6.875% 2009	16,000	16,305
CIT Group Inc. 4.25% 2010	10,000	9,668
CIT Group Inc. 5.20% 2010	20,000	19,373
CIT Group Inc. 5.60% 2011	15,000	14,761
CIT Group Inc. 6.10% 2067[6]	39,670	32,502
Countrywide Home Loans, Inc., Series M, 4.125% 2009	8,360	7,310
Countrywide Home Loans, Inc., Series K, 5.625% 2009	2,000	1,799
Countrywide Financial Corp., Series A, 4.50% 2010	3,840	3,309
Countrywide Financial Corp., Series B, 5.80% 2012	90,530	78,023
Countrywide Financial Corp., Series B, 5.80% 2012[6]	1,650	1,385
American Express Credit Corp., Series B, 5.00% 2010	9,000	9,041
American Express Centurion Bank 5.55% 2012	20,000	20,215
American Express Co. 6.15% 2017	24,830	25,369
American Express Co. 6.80% 2066[6]	33,750	34,659
Merrill Lynch & Co., Inc., Series C, 6.05% 2012	47,500	48,253
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	39,200	39,613
MBNA Corp. 5.625% 2007	10,000	10,006
MBNA America Bank, National Assn. 5.375% 2008	7,500	7,507
BankAmerica Corp. 5.875% 2009	7,500	7,553
Bank of America Corp. 4.25% 2010	15,000	14,781
Bank of America Corp. 7.125% 2011	1,750	1,860
Bank of America Corp. 4.875% 2012	2,000	1,972
Bank of America Corp. 5.375% 2012	42,325	42,708
SLM Corp., Series A, 3.625% 2008	10,000	9,912
SLM Corp., Series A, 3.56% 2009[6]	10,000	9,351
SLM Corp., Series A, 4.00% 2009	10,000	9,672
SLM Corp., Series A, 4.50% 2010	21,000	19,674
SLM Corp., Series A, 5.40% 2011	20,000	18,523
SLM Corp., Series A, 5.00% 2015	10,000	8,519
Liberty Mutual Group Inc. 5.75% 2014[5]	10,000	9,951
Liberty Mutual Group Inc. 6.50% 2035[5]	13,200	12,256
Liberty Mutual Group Inc. 7.50% 2036[5]	37,050	38,548
Liberty Mutual Group Inc., Series A, 7.80% 2087[5]	13,050	12,357
Household Finance Corp. 4.125% 2008	6,000	5,940
Household Finance Corp. 6.40% 2008	50,000	50,340
HSBC Holdings PLC 6.50% 2037	15,000	14,910
Simon Property Group, LP 6.375% 2007	5,000	5,001
Simon Property Group, LP 5.375% 2008	2,000	1,996
Simon Property Group, LP 3.75% 2009	3,000	2,937
Simon Property Group, LP 4.875% 2010	5,000	4,955
Simon Property Group, LP 4.875% 2010	2,500	2,473
Simon Property Group, LP 5.375% 2011	2,000	1,998
Simon Property Group, LP 5.60% 2011	14,750	14,798
Simon Property Group, LP 5.00% 2012	20,000	19,585
Simon Property Group, LP 5.75% 2012	15,650	15,770
PNC Funding Corp., Series II, 6.113% (undated)[5,6]	9,300	8,946
PNC Funding Corp., Series I, 6.517% (undated)[5,6]	58,200	58,595
UniCredito Italiano SpA 5.584% 2017[5,6]	32,900	32,295
UniCredito Italiano SpA 6.00% 2017[1,5]	20,800	20,660
UniCredito Italiano Capital Trust II 9.20% (undated)[5,6]	10,000	10,779
Developers Diversified Realty Corp. 3.875% 2009	15,000	14,784
Developers Diversified Realty Corp. 4.625% 2010	19,750	19,467
Developers Diversified Realty Corp. 5.00% 2010	22,500	22,440
Developers Diversified Realty Corp. 5.375% 2012	5,000	4,944
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[5]	10,000	9,989
Monumental Global Funding II, Series 2006-A, 5.303% 2009[5,6]	2,000	2,002
Monumental Global Funding III 5.25% 2014[5]	24,000	24,231
Monumental Global Funding III 5.443% 2014[5,6]	24,860	24,224
CNA Financial Corp. 6.60% 2008	4,000	4,050
CNA Financial Corp. 6.00% 2011	20,000	20,274
CNA Financial Corp. 5.85% 2014	35,000	34,810
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	38,500	37,164
Westfield Group 5.40% 2012[5]	5,000	4,975
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	14,900	14,223
Lincoln National Corp. 5.65% 2012	9,000	9,057
Lincoln National Corp. 7.00% 2066[6]	45,510	46,819
Genworth Financial, Inc. 4.75% 2009	13,795	13,740
Genworth Global Funding Trust, Series 2005-A, 5.854% 2010[6]	5,000	4,967
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	21,500	21,501
Genworth Financial, Inc. 6.15% 2066[6]	15,130	14,141
Barclays Bank PLC 5.926% (undated)[5,6]	20,990	19,902
Barclays Bank PLC 7.434% (undated)[5,6]	32,350	34,354
XL Capital Ltd. 5.25% 2014	10,000	9,463
Mangrove Bay Pass Through Trust 6.102% 2033[5,6]	30,715	28,759
XL Capital Ltd., Series E, 6.50% (undated)[6]	11,555	10,750
Twin Reefs Asset Trust (XLFA), Series B, 6.12% (undated)[5,6]	5,500	4,745
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[5]	6,000	5,912
Prudential Funding, LLC, Series B, 6.60% 2008[5]	12,412	12,488
Prudential Financial, Inc., Series D, 5.10% 2011	13,785	13,723
Prudential Financial, Inc., Series D, 5.50% 2016	3,000	2,944
Prudential Holdings, LLC, Series C, 8.695% 2023[5,7]	15,000	18,648
Plum Creek Timberlands, LP 5.875% 2015	53,000	51,841
Capital One Financial Corp. 7.125% 2008	5,750	5,825
Capital One Financial Corp. 5.70% 2011	15,000	14,851
Capital One Financial Corp. 6.25% 2013	5,000	4,974
Capital One Bank 6.50% 2013	13,477	13,670
Capital One Capital III 7.686% 2036[6]	7,500	7,290
Capital One Capital IV 6.745% 2037[6]	3,950	3,486
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	19,500	19,472
United Dominion Realty Trust, Inc. 6.50% 2009	28,925	29,799
Citigroup Inc. 5.24% 2008[6]	7,350	7,352
Citigroup Inc. 4.125% 2010	11,000	10,822
Citigroup Inc. 4.625% 2010	10,000	9,947
Citigroup Inc. 5.50% 2012	20,000	20,267
Hartford Financial Services Group, Inc. 5.55% 2008	11,585	11,629
Hartford Financial Services Group, Inc. 5.25% 2011	6,250	6,222
Hartford Life Insurance Co. 5.343% 2012[6]	2,500	2,462
Hartford Financial Services Group, Inc. 4.625% 2013	1,500	1,435
Glen Meadow Pass Through Trust 6.505% 2067[1,5,6]	27,500	26,577
Wells Fargo & Co. 4.125% 2008	9,700	9,651
Wells Fargo & Co. 5.25% 2012	29,000	29,088
Wells Fargo Bank, National Assn. 4.75% 2015	10,000	9,504
SunTrust Banks, Inc. 4.991% 2007[6]	40,000	40,003
SunTrust Banks, Inc. 6.00% 2017	5,750	5,848
iStar Financial, Inc., Series B, 4.875% 2009[2]	2,000	1,959
iStar Financial, Inc. 5.375% 2010[2]	25,675	24,769
iStar Financial, Inc., Series B, 5.125% 2011[2]	10,000	9,356
iStar Financial, Inc. 5.80% 2011[2]	7,600	7,352
Charles Schwab Corp., Series A, 6.375% 2017	26,750	27,494
Schwab Capital Trust I 7.50% 2037[6]	15,200	15,584
Standard Chartered Bank 6.40% 2017[5]	20,350	20,836
Standard Chartered PLC 6.409% (undated)[5,6]	22,100	21,014
Hospitality Properties Trust 7.00% 2008	5,500	5,527
Hospitality Properties Trust 6.75% 2013	18,925	19,419
Hospitality Properties Trust 5.125% 2015	3,000	2,785
Hospitality Properties Trust 6.30% 2016	1,150	1,138
Hospitality Properties Trust 6.70% 2018	5,000	5,055
Fifth Third Capital Trust IV 6.50% 2067[6]	33,000	31,951
ProLogis 5.25% 2010	32,000	31,942
Brandywine Operating Partnership, LP 5.75% 2012	15,030	14,967
Brandywine Operating Partnership, LP 5.40% 2014	3,955	3,744
Brandywine Operating Partnership, LP 5.70% 2017	13,000	12,298
Capmark Financial Group, Inc. 6.03% 2010[5,6]	7,865	7,166
Capmark Financial Group, Inc. 5.875% 2012[5]	16,855	15,146
Capmark Financial Group, Inc. 6.30% 2017[5]	10,000	8,192
New York Life Global Funding 4.625% 2010[5]	5,000	5,011
New York Life Global Funding 5.25% 2012[5]	25,000	25,236
Santander Issuances, SA Unipersonal 5.805% 2016[5,6]	12,700	12,851
Santander Issuances, SA Unipersonal 5.948% 2016[5,6]	7,600	7,552
Santander Perpetual, SA Unipersonal 6.671% (undated)[5,6]	2,500	2,494
Abbey National PLC 6.70% (undated)[1,6]	6,000	5,925
ERP Operating LP 4.75% 2009	6,360	6,313
ERP Operating LP 6.95% 2011	11,200	11,696
ERP Operating LP 5.50% 2012	2,500	2,479
ERP Operating LP 6.625% 2012	8,000	8,320
Royal Bank of Scotland Group PLC 6.99% (undated)[5,6]	28,420	28,775
QBE Capital Funding II LP 6.797% (undated)[5,6]	28,900	28,313
ACE INA Holdings Inc. 5.875% 2014	7,500	7,652
ACE INA Holdings Inc. 5.70% 2017	3,825	3,816
ACE Capital Trust II 9.70% 2030	12,210	15,639
Goldman Sachs Group, Inc. 6.25% 2017	20,000	20,379
Goldman Sachs Group, Inc. 6.75% 2037	6,000	6,042
ZFS Finance (USA) Trust I 6.15% 2065[5,6]	4,500	4,470
ZFS Finance (USA) Trust V 6.50% 2067[5,6]	22,000	21,210
TuranAlem Finance BV 8.00% 2014	10,015	9,064
TuranAlem Finance BV 8.50% 2015	2,500	2,337
TuranAlem Finance BV, Series 8, 8.25% 2037	15,485	14,053
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	2,000	1,989
Allstate Corp., Series B, 6.125% 2067[6]	20,000	19,592
Allstate Corp., Series A, 6.50% 2067[6]	2,500	2,432
Ford Motor Credit Co. 7.875% 2010	10,000	9,646
Ford Motor Credit Co. 7.375% 2011	15,000	14,158
Lazard Group LLC 7.125% 2015	18,500	18,771
Lazard Group LLC 6.85% 2017	4,500	4,454
Resona Bank, Ltd. 5.85% (undated)[5,6]	25,000	23,198
Financial Security Assurance Holdings Ltd. 6.40% 2066[5,6]	24,000	21,717
Zions Bancorporation 5.50% 2015	10,000	9,607
Zions Bancorporation 6.00% 2015	11,585	11,697
AXA SA 6.379% (undated)[5,6]	23,000	21,013
Wachovia Corp. 5.625% 2016	21,000	20,839
HBOS PLC 5.375% (undated)[5,6]	14,515	13,774
HBOS PLC, Series B, 5.92% (undated)[5,6]	5,000	4,551
Bank of Scotland 7.00% (undated)[5,6]	2,050	2,053
Toyota Motor Credit Corp., Series B, 5.25% 2008	20,000	20,027
Nationwide Financial Services, Inc. 6.75% 2067[6]	20,500	19,782
State Street Capital Trust IV 6.694% 2077[6]	18,750	17,000
BNP Paribas 7.195% (undated)[5,6]	16,500	16,462
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,957
Kimco Realty Corp. 6.00% 2012	4,062	4,148
Kimco Realty Corp., Series C, 5.783% 2016	5,450	5,380
Kimco Realty Corp. 5.70% 2017	2,000	1,954
Berkshire Hathaway Finance Corp. 4.75% 2012	15,000	14,795
ORIX Corp. 5.48% 2011	14,250	13,928
Rouse Co. 3.625% 2009	5,000	4,792
Rouse Co. 7.20% 2012	7,646	7,723
Ambac Financial Group, Inc. 5.95% 2035	40	34
Ambac Financial Group, Inc. 6.15% 2087[6]	15,980	12,245
Catlin Insurance Ltd. 7.249% (undated)[5,6]	12,500	11,814
Skandinaviska Enskilda Banken AB 4.958% (undated)[5,6]	12,425	11,361
Sumitomo Mitsui Banking Corp. 5.625% (undated)[5,6]	11,200	10,471
Union Bank of California, NA 5.95% 2016	10,000	9,964
Principal Life Global Funding I 4.40% 2010[5]	10,000	9,872
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[5,6]	10,000	9,491
Chubb Corp. 6.375% 2037[6]	9,500	9,368
Metropolitan Life Global Funding I, Series 2003-4, 2.60% 2008[5]	5,000	4,926
MetLife, Inc. 5.50% 2014	1,000	1,006
MetLife, Inc. 5.00% 2015	2,500	2,390
Northern Rock PLC 5.60% (undated)[1,5,6]	6,280	4,804
Northern Rock PLC 6.594% (undated)[1,5,6]	4,450	3,404
KeyBank NA 5.50% 2012	7,200	7,171
Boston Properties LP 6.25% 2013	6,500	6,614
Federal Realty Investment Trust 6.125% 2007	4,500	4,501
Federal Realty Investment Trust 8.75% 2009	1,000	1,072
St. Paul Travelers Companies, Inc. 6.25% 2016	5,000	5,185
ING Security Life Institutional Funding 5.433% 2010[5,6]	4,000	4,014
Independence Community Bank 3.75% 2014[6]	4,000	3,899
Assurant, Inc. 5.625% 2014	2,765	2,718
Downey Financial Corp. 6.50% 2014[1]	2,840	2,649
Lloyds TSB Group PLC 6.267% (undated)[5,6]	2,800	2,595
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	2,500	2,496
North Front Pass Through Trust 5.81% 2024[5,6]	1,165	1,143
		3,534,207

ASSET-BACKED OBLIGATIONS[7]— 2.33%
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 2034	16,000	15,517
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 2035[1]	27,500	23,375
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class A-I-5, FGIC insured, 5.48% 2035[1]	5,790	5,374
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036[1,6]	5,000	4,000
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-2, MBIA insured, 5.89% 2037[1,6]	20,000	19,000
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-3, MBIA insured, 6.03% 2037[1,6]	22,800	18,240
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,6]	155,145	155,145
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[1,5]	1,386	1,373
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[1,5]	4,789	4,747
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	7,071	6,993
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[1,5]	9,155	9,056
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[5]	12,000	11,940
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[5]	12,500	12,459
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[5]	20,000	20,067
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[5]	12,000	12,159
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 2013[5]	15,000	14,904
CPS Auto Receivables Trust, Series 2006-D, Class A-4, FSA insured, 5.115% 2013[5]	18,000	17,525
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[5]	30,000	30,131
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[5]	12,825	12,975
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA insured, 2.67% 2011	2,759	2,739
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	22,000	22,158
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000	20,228
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 5.202% 2014[6]	30,000	29,741
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	47,000	47,295
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014[1]	27,000	25,650
Triad Automobile Receivables Trust, Series 2006-C, Class A-2, AMBAC insured, 5.40% 2010	15,111	15,114
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	33,475	33,233
Triad Automobile Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.52% 2012	49,000	49,421
Triad Automobile Receivables Trust, Series 2006-A, Class A-4, AMBAC insured, 4.88% 2013	18,503	18,451
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	25,000	25,217
Washington Mutual Master Note Trust, Series 2006-A3A, Class A-3, 5.121% 2013[5,6]	37,000	36,581
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[1,5]	86,620	86,577
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 5.141% 2015[1,5,6]	15,000	14,523
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-4, 5.50% 2037	50,636	47,632
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037[6]	70,177	70,192
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035[1]	15,000	13,759
CWABS, Inc., Series 2006-24, Class 2-A-3, 5.023% 2037[6]	80,000	74,213
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[5]	3,457	3,450
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[5,6]	7,913	7,911
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	14,584	14,489
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[5]	30,000	30,042
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[5]	5,000	5,042
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[5]	25,000	25,160
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 2036[6]	58,709	46,738
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[6]	37,106	28,648
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	6,663	6,586
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	22,000	21,883
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	43,000	43,027
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[1,5]	25,000	24,993
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[5]	44,000	44,591
Capital One Multi-asset Execution Trust, Series 2003-4, Class A, 3.65% 2011	18,000	17,820
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	23,700	23,859
Capital One Multi-asset Execution Trust, Series 2005-1, Class A, 5.161% 2015[6]	25,000	24,754
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[6]	30,000	29,578
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[6]	20,000	19,434
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-6, FGIC insured, 6.249% 2037[6]	15,000	14,482
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	6,995	6,932
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	32,585	32,801
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	20,156
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[5]	48,860	48,450
CSAB Mortgage-backed Trust, Series 2006-2, Class A-3-B, 5.123% 2036[1,6]	20,000	17,200
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[6]	30,000	29,178
Advanta Business Card Master Trust, Series 2005-A1, Class A-1, 5.068% 2011[6]	17,000	16,989
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.128% 2013[6]	29,000	28,905
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-3, FGIC insured, 5.05% 2011	35,500	35,528
Santander Drive Auto Receivables Trust, Series 2007-3, Class A-4-A, FGIC insured, 5.52% 2014[1]	10,000	10,072
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFHE2, Class A-2A, 5.023% 2036[1,6]	7,500	7,156
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFHE2, Class A-3, 5.093% 2036[1,6]	23,749	20,928
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A-2D, 5.113% 2036[6]	17,545	15,787
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[5]	49,736	43,529
PECO Energy Transition Trust, Series 2001-A, Class A-1, 6.52% 2010	40,000	41,851
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[5]	25,150	25,212
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[5]	15,000	15,037
J.P. Morgan Mortgage Acquisition Trust, Series 2007-CH1, Class A-F-6, 5.501% 2036[1,6]	23,000	21,452
J.P. Morgan Mortgage Acquisition Trust, Series 2006-CH2, Class A-F-1-B, 5.859% 2036[6]	14,969	14,867
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, FGIC insured, 5.113% 2035[6]	36,932	35,725
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014[1]	35,000	34,993
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-3, 5.46% 2011	34,000	34,276
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	5,990	5,973
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	9,712	9,706
UPFC Auto Receivables Trust, Series 2006-B, Class A-3, AMBAC insured, 5.01% 2012	16,300	16,308
Chase Issuance Trust, Series 2007-A9, Class A, 5.121% 2014[6]	30,000	29,731
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[1,5]	15,000	14,192
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[5]	15,000	15,009
Morgan Stanley ABS Capital I Inc. Trust, Series 2007-HE6, Class A-3, 5.053% 2037[6]	29,130	28,274
Hyundai Auto Receivables Trust, Series 2006-B, Class A-4, 5.15% 2013	25,000	25,070
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	25,000	25,051
CWABS Revolving Home Equity Loan Trust, Series 2004-P, Class 2-A, MBIA insured, 5.411% 2034[1,6]	25,063	23,560
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	15,975	14,246
CWHEQ Home Equity Loan Trust, Series 2006-S6, Class A-6, AMBAC insured, 5.657% 2034	10,000	9,219
Argent Securities Trust, Series 2006-W3, Class A-2C, 5.053% 2036[6]	21,500	20,254
Providian Master Note Trust, Series 2005-A1, Class A, 5.151% 2012[5,6]	20,000	19,981
DT Auto Owner Trust, Series 2005-B, Class A-3, XLCA insured, 4.429% 2010[5]	19,890	19,821
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	8,305	8,246
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[5]	11,060	11,065
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	12,500	12,518
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 5.241% 2014[6]	3,249	3,232
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	3,440	3,546
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	19,000	19,113
Home Equity Asset Trust, Series 2004-7, Class M-2, 5.533% 2035[6]	20,000	18,531
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.241% 2037[6]	18,468	17,823
Citibank Credit Card Issuance Trust, Class 2004-A7, 5.589% 2013[6]	17,000	16,867
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	16,545	16,346
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[5]	7,935	7,919
Drivetime Auto Owner Trust, Series 2006-B, Class A-2, MBIA insured, 5.315% 2010[5]	7,659	7,663
Susquehanna Auto Lease Trust, Series 2007-1, Class A-2, 5.32% 2009[5]	15,000	15,032
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C, 6.091% 2013[6]	15,000	14,891
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 2035[5,6]	15,000	14,706
GMACM Home Loan Trust, Series 2006-HLTV1, Class A-5, FGIC insured, 6.01% 2029[1,6]	16,901	14,445
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	13,420	13,629
RAMP Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034[1]	9,000	8,263
RAMP Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034[1]	6,000	5,280
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.373% 2034[6]	12,786	12,345
DaimlerChrysler Auto Trust, Series 2006-B, Class A-4, 5.38% 2011	12,000	12,081
SACO I Trust, Series 2006-12, Class I-A, 5.013% 2036[1,6]	14,369	12,070
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	12,000	12,032
MBNA Master Credit Card Trust II, Series 2001-B, Class A, 5.351% 2013[6]	5,150	5,145
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 5.691% 2013[6]	5,000	4,984
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[5]	9,353	9,196
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	5,768	6,043
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031[1]	3,000	2,970
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1,6]	8,653	7,831
CarMax Auto Owner Trust, Series 2007-3, Class B, 6.12% 2013	7,000	7,079
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 2034	5,800	5,564
BNC Mortgage Loan Trust, Series 2007-2, Class M4, 5.593% 2037[1,6]	9,000	3,345
BNC Mortgage Loan Trust, Series 2007-2, Class M5, 5.773% 2037[1,6]	4,500	1,405
BNC Mortgage Loan Trust, Series 2007-2, Class M6, 6.173% 2037[1,6]	2,500	701
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.345% 2019[1,5,6]	5,428	5,305
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.89% 2032	5,000	4,819
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.273% 2034[1,6]	2,280	2,193
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.473% 2034[1,6]	1,727	1,442
Soundview Home Loan Trust, Series 2007-OPT1, Class M-4, 5.473% 2037[1,6]	9,500	3,531
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	2,674	2,687
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured, 4.45% 2034	2,572	2,561
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	2,379	2,410
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.46% 2011	1,538	1,490
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.934% 2031[6]	1,201	1,197
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 5.293% 2033[6]	130	128
		2,653,279

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 1.54%
U.S. Treasury 6.00% 2009	200,000	207,046
U.S. Treasury 6.50% 2010	104,000	109,777
U.S. Treasury 12.00% 2013	35,000	37,155
U.S. Treasury 11.75% 2014	95,000	109,272
U.S. Treasury 12.50% 2014	60,000	68,756
U.S. Treasury 13.25% 2014	80,000	90,569
U.S. Treasury Principal Strip 0% 2014	26,000	19,478
U.S. Treasury 9.25% 2016	100,000	133,453
U.S. Treasury Principal Strip 0% 2018	11,460	7,021
U.S. Treasury 6.25% 2023	25,000	29,008
U.S. Treasury 6.50% 2026	34,250	41,480
U.S. Treasury Principal Strip 0% 2037	103,500	26,095
Fannie Mae 5.25% 2007	40,000	40,024
Fannie Mae 7.125% 2010	130,000	138,697
Fannie Mae 6.00% 2011	75,000	78,607
Fannie Mae 5.25% 2012	100,000	101,852
Freddie Mac 4.875% 2008	75,000	75,180
Freddie Mac 5.75% 2009	50,000	50,905
Freddie Mac 6.625% 2009	75,000	78,030
Freddie Mac 7.00% 2010	30,000	31,768
Freddie Mac 5.875% 2011	100,000	103,909
Federal Agricultural Mortgage Corp. 4.25% 2008	25,000	24,942
Federal Agricultural Mortgage Corp. 4.875% 2011[5]	30,000	30,258
Federal Agricultural Mortgage Corp. 5.50% 2011[5]	25,000	25,766
Federal Home Loan Bank 5.625% 2016	74,375	76,820
CoBank ACB 6.294% 2022[5,6]	16,350	15,851
		1,751,719

CONSUMER DISCRETIONARY — 0.69%
Federated Department Stores, Inc. 6.625% 2008	20,000	20,166
Federated Retail Holdings, Inc. 5.35% 2012	38,870	37,932
Federated Retail Holdings, Inc. 5.90% 2016	31,000	29,646
Comcast Cable Communications, Inc. 6.875% 2009	18,000	18,465
Comcast Corp. 5.45% 2010	9,500	9,586
Tele-Communications, Inc. 7.875% 2013	10,000	11,013
Comcast Corp. 5.85% 2015	31,000	31,268
Comcast Corp. 6.30% 2017	10,000	10,334
J.C. Penney Co., Inc. 7.375% 2008	1,300	1,321
J.C. Penney Co., Inc. 8.00% 2010	27,750	29,579
J.C. Penney Co., Inc. 9.00% 2012	7,480	8,510
J.C. Penney Corp., Inc. 5.75% 2018	12,900	12,515
J.C. Penney Corp., Inc. 6.375% 2036	7,100	6,793
Time Warner Inc. 5.73% 2009[6]	15,000	14,920
Time Warner Inc. 5.50% 2011	8,000	8,029
Time Warner Companies, Inc. 9.125% 2013	10,000	11,508
Time Warner Inc. 5.875% 2016	17,900	17,814
Time Warner Companies, Inc. 7.25% 2017	2,500	2,709
Marriott International, Inc., Series J, 5.625% 2013	30,650	30,807
Marriott International, Inc., Series I, 6.375% 2017	22,750	23,207
Viacom Inc. 5.75% 2011	13,500	13,641
Viacom Inc. 6.25% 2016	34,705	35,105
Clear Channel Communications, Inc. 6.625% 2008	8,245	8,238
Chancellor Media Corp. of Los Angeles 8.00% 2008	34,000	34,562
Centex Corp. 4.55% 2010	2,000	1,801
Centex Corp. 7.875% 2011	2,000	1,943
Centex Corp. 5.25% 2015	12,500	10,582
Centex Corp. 6.50% 2016	25,560	23,164
Toll Brothers, Inc. 6.875% 2012	21,000	20,521
Toll Brothers, Inc. 4.95% 2014	8,490	7,603
Toll Brothers, Inc. 5.15% 2015	9,840	8,830
D.R. Horton, Inc. 6.00% 2011	6,000	5,549
D.R. Horton, Inc. 5.25% 2015	2,240	1,903
D.R. Horton, Inc. 5.625% 2016	2,310	1,981
D.R. Horton, Inc. 6.50% 2016	25,095	22,821
McGraw-Hill Companies, Inc. 5.90% 2017	29,000	28,795
DaimlerChrysler North America Holding Corp. 4.05% 2008	6,480	6,429
DaimlerChrysler North America Holding Corp. 4.75% 2008	6,520	6,511
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,110
DaimlerChrysler North America Holding Corp. 8.00% 2010	10,000	10,702
Ryland Group, Inc. 5.375% 2012	12,000	11,185
Ryland Group, Inc. 5.375% 2015	14,000	12,479
News America Holdings Inc. 9.25% 2013	5,200	6,012
News America Inc. 5.30% 2014	5,000	4,933
News America Holdings Inc. 8.00% 2016	2,000	2,297
News America Inc. 7.25% 2018	4,250	4,617
News America Holdings Inc. 8.25% 2018	2,600	3,017
News America Inc. 6.40% 2035	1,000	997
Carnival Corp. 3.75% 2007	6,000	5,998
Carnival Corp. 6.15% 2008	15,725	15,782
Gap, Inc. 10.05% 2008[6]	19,460	20,490
Harrah’s Operating Co., Inc. 5.50% 2010	4,325	4,176
Harrah’s Operating Co., Inc. 5.625% 2015	10,000	7,761
Harrah’s Operating Co., Inc. 6.50% 2016	10,000	7,937
MDC Holdings, Inc. 7.00% 2012	2,000	2,065
MDC Holdings, Inc. 5.375% 2014	15,000	14,175
Thomson Corp. 6.20% 2012	14,000	14,461
Pulte Homes, Inc. 7.875% 2011	12,000	11,549
Walt Disney Co. 5.70% 2011	4,000	4,103
Walt Disney Co. 5.625% 2016	6,000	6,091
NVR, Inc. 5.00% 2010	8,000	8,011
Limited Brands, Inc. 6.90% 2017	7,810	7,714
Home Depot, Inc. 5.819% 2009[6]	7,500	7,411
Lowe’s Companies, Inc. 8.25% 2010	5,455	5,889
Kohl’s Corp. 6.30% 2011	1,200	1,239
Kohl’s Corp. 7.375% 2011	1,555	1,663
Delphi Automotive Systems Corp. 6.50% 2009[8]	1,200	1,107
		783,072

HEALTH CARE — 0.62%
Cardinal Health, Inc. 6.25% 2008	13,155	13,251
Cardinal Health, Inc. 6.75% 2011	100,250	104,906
Cardinal Health, Inc. 5.85% 2017	10,000	10,041
WellPoint, Inc. 5.00% 2011	37,000	36,843
WellPoint, Inc. 5.875% 2017	56,000	56,528
WellPoint, Inc. 6.375% 2037	11,000	11,221
UnitedHealth Group Inc. 3.30% 2008	7,500	7,474
UnitedHealth Group Inc. 4.125% 2009	20,165	19,893
UnitedHealth Group Inc. 5.25% 2011	1,585	1,593
UnitedHealth Group Inc. 5.375% 2016	40,250	39,953
UnitedHealth Group Inc. 6.00% 2017[5]	20,000	20,475
Hospira, Inc. 4.95% 2009	48,950	48,949
Hospira, Inc. 5.55% 2012	20,000	20,041
Hospira, Inc. 5.90% 2014	5,860	5,899
Hospira, Inc. 6.05% 2017	14,345	14,349
Coventry Health Care, Inc. 6.30% 2014	8,750	8,902
Coventry Health Care, Inc. 5.95% 2017	52,725	51,412
Humana Inc. 6.45% 2016	40,875	41,830
Humana Inc. 6.30% 2018	16,335	16,504
Wyeth 4.375% 2008[6]	48,531	48,450
Schering-Plough Corp. 6.00% 2017	40,000	40,759
AstraZeneca PLC 5.40% 2012	39,000	39,417
Boston Scientific Corp. 6.00% 2011	14,875	14,503
Boston Scientific Corp. 6.40% 2016	1,000	940
Aetna Inc. 5.75% 2011	12,500	12,759
Amgen Inc. 4.00% 2009	10,000	9,828
Universal Health Services, Inc. 7.125% 2016	6,820	7,192
		703,912

TELECOMMUNICATION SERVICES — 0.54%
SBC Communications Inc. 4.125% 2009	10,000	9,855
SBC Communications Inc. 6.25% 2011	35,000	36,240
AT&T Wireless Services, Inc. 7.875% 2011	76,700	83,153
SBC Communications Inc. 5.875% 2012	10,000	10,330
SBC Communications Inc. 5.10% 2014	4,250	4,179
AT&T Corp 8.00% 2031[6]	20,000	24,897
US Unwired Inc., Series B, 10.00% 2012	33,305	35,628
Nextel Communications, Inc., Series E, 6.875% 2013	32,478	32,587
Nextel Communications, Inc. 5.95% 2014	77,162	73,785
Telecom Italia Capital SA 4.00% 2010	9,800	9,581
Telecom Italia Capital SA, Series B, 5.25% 2013	59,500	58,494
Telecom Italia Capital SA 7.20% 2036	28,900	31,500
Verizon Global Funding Corp. 7.25% 2010	10,000	10,676
Verizon Global Funding Corp. 7.375% 2012	17,000	18,620
Verizon Communications Inc. 5.50% 2017	20,000	20,037
PCCW-HKT Capital Ltd. 8.00% 2011[5,6]	22,450	24,497
PCCW-HKT Capital Ltd. 8.00% 2011[6]	1,800	1,964
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]	21,100	20,028
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,296
Singapore Telecommunications Ltd. 6.375% 2011[5]	3,490	3,657
Singapore Telecommunications Ltd. 7.375% 2031[5]	12,600	15,114
Telefónica Emisiones, SAU 5.984% 2011	20,000	20,519
Vodafone Group PLC 5.625% 2017	8,900	8,830
Vodafone Group PLC 6.15% 2037	11,000	10,833
Koninklijke KPN NV 8.00% 2010	7,750	8,348
Koninklijke KPN NV 8.375% 2030	8,180	9,791
Deutsche Telekom International Finance BV 8.00% 2010[6]	5,100	5,472
British Telecommunications PLC 8.625% 2010[6]	4,200	4,624
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	3,000	3,183
		606,718

ENERGY — 0.53%
Devon Financing Corp., ULC 6.875% 2011	75,500	80,135
Gaz Capital SA 6.51% 2022[5]	62,365	61,274
Apache Corp. 6.25% 2012	55,000	57,363
Kinder Morgan Energy Partners LP 6.75% 2011	1,500	1,566
Kinder Morgan Energy Partners LP 5.00% 2013	11,190	10,786
Kinder Morgan Energy Partners LP 5.125% 2014	26,210	25,240
Kinder Morgan Energy Partners LP 6.00% 2017	11,750	11,786
Enterprise Products Operating LP 4.95% 2010	20,000	19,911
Enterprise Products Operating LP 7.50% 2011	5,000	5,307
Enterprise Products Partners LP 5.60% 2014	8,100	8,021
Enterprise Products Operating LP, Series B, 5.00% 2015	1,900	1,807
Enterprise Products Operating LP 6.875% 2033	10,000	10,404
Enbridge Inc. 5.80% 2014	32,500	32,899
Enbridge Inc. 5.60% 2017	9,250	9,036
TransCanada PipeLines Ltd. 6.35% 2067[6]	40,000	38,768
Canadian Natural Resources Ltd. 5.70% 2017	38,500	38,237
Williams Companies, Inc. 7.125% 2011	10,000	10,425
Williams Companies, Inc. 8.125% 2012	16,300	17,645
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,020
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[5,7]	3,459	3,441
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[7]	545	542
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,7]	27,650	26,762
XTO Energy Inc. 5.90% 2012	12,000	12,330
XTO Energy Inc. 5.65% 2016	15,000	14,954
Pemex Finance Ltd. 8.875% 2010[7]	10,770	11,339
Pemex Project Funding Master Trust 5.75% 2018[5]	15,250	15,456
Enbridge Energy Partners, LP 8.05% 2067[6]	17,355	17,656
Sunoco, Inc. 6.75% 2011	7,500	7,851
Sunoco, Inc. 4.875% 2014	9,250	8,842
Duke Capital Corp. 7.50% 2009	10,000	10,431
Marathon Oil Corp. 6.00% 2017	10,000	10,182
Energy Transfer Partners, LP 5.95% 2015	5,930	5,878
Southern Natural Gas Co. 5.90% 2017[5]	5,460	5,376
		600,670

UTILITIES — 0.39%
Commonwealth Edison Co., First Mortgage Bonds, Series 99, 3.70% 2008	$ 2,750	$ 2,739
Exelon Corp. 4.45% 2010	15,000	14,751
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	14,000	14,057
Exelon Corp. 6.75% 2011	2,000	2,086
Exelon Generation Co., LLC 6.95% 2011	21,600	22,693
Exelon Corp. 4.90% 2015	5,000	4,698
Commonwealth Edison Co., First Mortgage Bonds, Series 104, 5.95% 2016	5,000	5,052
Appalachian Power Co., Series J, 4.40% 2010	10,000	9,790
Ohio Power Co., Series J, 5.30% 2010	18,000	18,082
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,034
Appalachian Power Co., Series I, 4.95% 2015	15,000	14,301
Indiana Michigan Power Co. 5.65% 2015	11,000	10,898
Scottish Power PLC 4.91% 2010	30,000	29,818
Scottish Power PLC 5.375% 2015	25,000	24,671
Cilcorp Inc. 8.70% 2009	17,025	17,887
AmerenEnergy Generating Co., Series D, 8.35% 2010	6,500	6,942
Union Electric Co. 4.65% 2013	4,250	4,061
Cilcorp Inc. 9.375% 2029	5,000	5,871
Dominion Resources, Inc., Series B, 4.125% 2008	10,000	9,966
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	10,311	10,315
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,000	2,963
Virginia Electric and Power Co., Series B, 5.95% 2017	6,500	6,648
Virginia Electric and Power Co., Series A, 6.00% 2037	2,000	1,972
Constellation Energy Group, Inc. 6.125% 2009	11,000	11,193
Constellation Energy Group, Inc. 7.00% 2012	15,000	15,925
Constellation Energy Group, Inc. 4.55% 2015	5,000	4,601
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 2012[5]	30,000	29,952
National Grid PLC 6.30% 2016	28,225	29,093
PSEG Power LLC 3.75% 2009	10,000	9,819
PSEG Power LLC 7.75% 2011	15,000	16,149
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	18,000	19,759
Centerpoint Energy, Inc., Series B, 6.85% 2015	5,000	5,242
MidAmerican Energy Co. 5.125% 2013	1,500	1,486
MidAmerican Energy Co. 5.95% 2017	20,000	20,722
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	10,000	9,958
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,418
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	4,932
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	4,892
Alabama Power Co., Series X, 3.125% 2008	1,800	1,784
Alabama Power Co., Series R, 4.70% 2010	1,750	1,743
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	974
		443,937

INDUSTRIALS — 0.36%
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[7]	10,468	10,552
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	5,210	5,329
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[7]	10,336	10,336
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[7]	2,000	1,900
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[7]	14,182	14,785
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[7]	15,568	16,502
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[7]	11,930	12,049
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[7]	39,450	41,669
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[7]	41,770	42,397
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[7]	3,586	3,690
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[5,7]	39,980	42,109
Caterpillar Financial Services Corp., Series F, 5.081% 2008[6]	1,000	998
Caterpillar Inc. 4.50% 2009	17,785	17,711
Caterpillar Financial Services Corp. 4.30% 2010	4,300	4,242
Caterpillar Financial Services Corp., Series F, 5.125% 2011	3,000	3,011
Caterpillar Financial Services Corp., Series F, 5.50% 2016	2,000	2,002
Caterpillar Inc. 6.05% 2036	1,600	1,634
Waste Management, Inc. 6.50% 2008	6,180	6,260
Waste Management, Inc. 7.375% 2010	20,000	21,181
Waste Management, Inc. 5.00% 2014	890	858
Raytheon Co. 4.85% 2011	16,000	15,862
Raytheon Co. 6.40% 2018	1,580	1,679
Raytheon Co. 6.75% 2018	2,420	2,636
Raytheon Co. 7.00% 2028	4,000	4,476
Tyco International Group SA 6.125% 2008	13,000	13,146
Tyco International Group SA 6.125% 2009	7,000	7,105
Tyco International Group SA 7.00% 2028	745	812
Tyco International Group SA 6.875% 2029	1,425	1,449
Atlas Copco AB 5.60% 2017[5]	17,290	17,297
CSX Corp. 5.75% 2013	15,000	15,090
John Deere Capital Corp. 3.90% 2008	1,500	1,496
John Deere Capital Corp. 4.875% 2009	6,000	5,983
John Deere Capital Corp. 5.10% 2013	1,700	1,678
John Deere Capital Corp., Series D, 5.50% 2017	5,350	5,336
Northrop Grumman Systems Corp. 7.125% 2011	12,700	13,491
Hutchison Whampoa International Ltd. 6.50% 2013[5]	11,800	12,362
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[7]	1,727	1,734
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[7]	2,561	2,580
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[7]	3,500	3,458
Lockheed Martin Corp. 7.65% 2016	4,000	4,551
Lockheed Martin Corp. 6.15% 2036	3,000	3,097
Union Pacific Corp. 5.75% 2017	5,405	5,368
BNSF Funding Trust I 6.613% 2055[6]	2,380	2,228
		402,129

MATERIALS — 0.17%
UPM-Kymmene Corp. 5.625% 2014[5]	41,490	40,152
Stora Enso Oyj 6.404% 2016[5]	36,000	35,675
Dow Chemical Co. 5.00% 2007	10,500	10,499
Dow Chemical Co. 5.75% 2008	10,500	10,574
Rohm and Haas Co. 5.60% 2013	19,470	19,498
Lafarge 6.15% 2011	15,000	15,423
Packaging Corp. of America 4.375% 2008	14,000	13,914
C10 Capital (SPV) Ltd. 6.722% (undated)[5,6]	12,755	12,334
Arbermarle Corp. 5.10% 2015	7,000	6,685
Praxair, Inc. 2.75% 2008	6,350	6,270
E.I. du Pont de Nemours and Co. 4.125% 2010	4,000	3,947
E.I. du Pont de Nemours and Co. 5.25% 2016	1,500	1,474
International Paper Co. 5.85% 2012	5,247	5,334
Commercial Metals Co. 6.50% 2017	4,675	4,881
ICI Wilmington, Inc. 4.375% 2008	4,000	3,985
ICI Wilmington, Inc. 5.625% 2013	500	504
Alcan Inc. 6.45% 2011	1,000	1,047
Potash Corp. of Saskatchewan Inc. 5.875% 2036	350	332
		192,528

INFORMATION TECHNOLOGY — 0.17%
Electronic Data Systems Corp., Series B, 6.50% 2013[6]	54,980	55,740
Electronic Data Systems Corp. 7.45% 2029	15,000	15,418
National Semiconductor Corp. 6.15% 2012	13,030	13,298
National Semiconductor Corp. 6.60% 2017	28,000	29,015
Western Union Co. 5.67% 2008[6]	20,000	20,013
Jabil Circuit, Inc. 5.875% 2010	19,185	19,399
Motorola, Inc. 4.608% 2007	12,500	12,497
Motorola, Inc. 7.625% 2010	1,590	1,698
Cisco Systems, Inc. 5.25% 2011	14,000	14,159
Sabre Holdings Corp. 8.35% 2016	10,000	9,125
		190,362

CONSUMER STAPLES — 0.14%
Kroger Co. 6.40% 2017	48,135	50,171
Safeway Inc. 6.35% 2017	30,000	31,113
Tyson Foods, Inc. 6.85% 2016[6]	20,000	20,902
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015[1,7]	18,000	20,655
Delhaize Group 6.50% 2017	15,050	15,433
CVS Corp. 7.77% 2012[5,7]	2,205	2,401
CVS Corp. 5.298% 2027[5,7]	13,058	12,348
Tesco PLC 5.50% 2017[5]	10,000	9,906
		162,929

NON-U.S. GOVERNMENT AND GOVERNMENT AGENCY BONDS & NOTES — 0.04%
Russian Federation 7.50% 2030[7]	32,274	36,447
Corporación Andina de Fomento 6.875% 2012	10,000	10,627
		47,074

MUNICIPALS — 0.02%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,155	13,604
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	9,416	9,175
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	4,235	4,242
		27,021

Total bonds & notes (cost: $19,964,667,000)		19,862,357

Short-term securities — 9.61%

Federal Home Loan Bank 4.285%–5.13% due 11/2/2007–3/14/2008[9]	2,430,060	2,406,989
Freddie Mac 4.26%–5.135% due 11/5/2007–4/11/2008	1,015,983	1,009,227
Edison Asset Securitization LLC 4.80%–5.85% due 11/8/2007–2/7/2008[5]	200,000	198,686
General Electric Capital Corp. 4.77%–5.23% due 11/7/2007–2/19/2008	200,000	198,069
General Electric Co. 5.23% due 12/13/2007	70,000	69,580
General Electric Capital Services, Inc. 4.82% due 2/26/2008	50,000	49,215
Procter & Gamble International Funding S.C.A. 4.50%–5.22% due 11/30/2007–2/28/2008[5]	509,359	505,033
Wal-Mart Stores Inc. 4.72% due 11/5/2007–1/23/2008[5]	498,563	495,261
Bank of America Corp. 4.88%–5.49% due 12/3/2007–2/25/2008	383,950	379,625
Ranger Funding Co. LLC 5.12%–6.15% due 11/14–12/12/2007[5]	115,081	114,615
JPMorgan Chase & Co. 4.55%–5.05% due 1/7–3/24/2008	402,200	396,374
Jupiter Securitization Co., LLC due 12/12/2007[5]	50,000	49,690
Park Avenue Receivables Co., LLC 6.05% due 12/17/2007[5]	27,700	27,508
Coca-Cola Co. 4.50%–5.23% due 11/9/2007–2/21/2008[5]	441,400	437,924
Federal Farm Credit Banks 4.41%–5.07% due 11/15/2007–2/28/2008	440,000	435,243
CAFCO, LLC 4.77%–5.30% due 12/19/2007–1/29/2008[5]	381,400	377,272
Citigroup Funding Inc. 4.70% due 2/5/2008	50,000	49,356
Variable Funding Capital Corp. 4.97%–6.00% due 11/6/2007–1/14/2008[5]	406,000	403,298
International Lease Finance Corp. 4.69%–5.23% due 11/14/2007–1/22/2008	250,000	248,821
AIG Funding, Inc. 4.76%–5.20% due 11/2–11/14/2007	150,000	149,827
IBM International Group Capital LLC 4.73%–5.205% due 11/6/2007–1/23/2008[5]	206,700	205,775
IBM Capital Inc. 4.75%–5.00% due 12/18/2007[5]	79,500	78,975
IBM Corp. 5.135% due 11/19/2007[5]	50,000	49,852
State Street Corp. 4.80%–4.91% due 11/30/2007–1/22/2008	175,000	173,413
Fannie Mae 4.74%–4.98% due 11/6/2007–1/11/2008	160,128	159,521
Paccar Financial Corp. 4.72%–5.25% due 12/3/2007–1/10/2008[9]	158,300	157,183
Abbott Laboratories 4.70%–4.71% due 11/6–11/8/2007[5]	150,000	149,863
E.I. duPont de Nemours and Co. 4.52%–4.72% due 11/13–11/28/2007[5]	150,000	149,556
U.S. Treasury Bills 4.01%–4.80% due 11/1/2007–4/3/2008	150,000	149,159
Hewlett-Packard Co. 4.75%–5.03% due 11/15–12/12/2007[5]	145,000	144,411
Private Export Funding Corp. 4.77%–5.22% due 12/3/2007–1/18/2008[5]	129,400	128,454
Three Pillars Funding, LLC 5.19%–5.25% due 11/1–11/15/2007[5]	125,469	125,346
HSBC Finance Corp. 4.75%–4.90% due 11/8/2007–1/24/2008	120,700	119,977
Caterpillar Financial Services Corp. 4.71%–4.75% due 11/13–12/4/2007	110,500	110,030
John Deere Capital Corp. 4.62%–5.22% due 11/7/2007–1/24/2008[5]	105,000	104,490
Union Bank of California, N.A. 5.03%–5.17% due 12/19/2007–1/10/2008	100,000	100,032
United Parcel Service Inc. 4.50% due 2/28/2008[5]	100,000	98,403
FCAR Owner Trust I 5.06%–5.58% due 11/2–12/19/2007	97,900	97,537
Johnson & Johnson 4.67%–4.70% due 11/9–11/13/2007[5]	86,618	86,488
Honeywell International Inc. 4.65%–5.25% due 11/13–12/20/2007[5]	75,000	74,734
Prudential Funding, LLC 4.74%–4.84% due 12/5/2007–1/15/2008	70,000	69,564
NetJets Inc. 4.75%–5.22% due 11/14–12/6/2007[5]	50,000	49,837
Eaton Corp. 4.73% due 1/11/2008[5]	50,000	49,525
Kimberly-Clark Worldwide Inc. 4.71% due 11/28/2007[5]	47,775	47,600
Harley-Davidson Funding Corp. 4.72%–4.76% due 11/29/2007–1/28/2008[5]	35,365	35,079
Harvard University 4.72% due 12/20/2007	30,000	29,779
Target Corp. 4.77%–4.80% due 11/6/2007	28,500	28,477
Tennessee Valley Authority 4.69% due 12/13/2007	26,000	25,859
USAA Capital Corp. 5.24% due 11/15/2007	25,000	24,943
3M Co. due 4.70% 11/27/2007	25,000	24,912
Scripps (E.W.) Co. 4.77% due 1/15/2008[5]	25,000	24,749
Estée Lauder Companies Inc. 4.75% due 12/3–12/4/2007[5]	22,000	21,903
McCormick & Co., Inc. 4.70% due 11/19/2007[5]	15,000	14,963
Colgate-Palmolive Co. 4.70% due 11/16/2007[5]	12,200	12,174

Total short-term securities (cost: $10,923,200,000)		10,924,176

Total investment securities (cost: $89,515,354,000)		113,915,365
Other assets less liabilities		(250,492)

Net assets		$113,664,873

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $48,225,006,000.
[2]Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]Security did not produce income during the last 12 months.
[4]Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
			Market	Percent
	Acquisition	Cost	value	of net
	date(s)	(000)	(000)	assets

Banco Santander Central Hispano, SA 6.50%	1/11–4/3/2007	$110,476	$104,052.09%
Macquarie Communications Infrastructure Group	4/23/2007	21,994	23,473.02

Total restricted securities		$132,470	$127,525.11%

[5]Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,096,053,000, which represented 6.24% of the net assets of the fund.

[6]Coupon rate may change periodically.
[7]Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]Scheduled interest and/or principal payment was not received.
[9]This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
PDR = Philippine Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial professional and should be read carefully before investing.

MFGEFP-912-1207O-S10894

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital Income Builder, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital Income Builder, Inc. as of October 31, 2007, and for the year then ended and have issued our unqualified report thereon dated December 7, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of October 31, 2007 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
December 7, 2007

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER, INC.

By /s/ Catherine M. Ward
Catherine M. Ward, Principal Executive Officer

Date: January 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Catherine M. Ward
Catherine M. Ward, Principal Executive Officer

Date: January 8, 2008

By /s/ Sheryl F. Johnson
Sheryl F. Johnson, Treasurer and Principal Financial Officer

Date: January 8, 2008